Fidelity

Growth & Income

Portfolio

Annual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often regarded as a barometer of overall U.S. stock market performance - recorded two of its three largest point gains ever in late July. Still, many equity benchmarks were lingering near four- to five-year lows through the first seven months of 2002, due in part to investors' lack of faith in corporate accounting standards. As a result, many investors turned to fixed-income securities for capital protection.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income	-17.56%	10.32%	192.83%
S&P 500 ®	-23.63%	2.23%	161.46%
Growth & Income Funds Average	-20.72%	2.78%	144.49%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM (S&P 500®) Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,093 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.*

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Growth & Income	-17.56%	1.98%	11.34%
S&P 500	-23.63%	0.44%	10.09%
Growth & Income Funds Average	-20.72%	0.31%	9.16%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Growth & Income Portfolio on July 31, 1992. As the chart shows, by July 31, 2002, the value of the investment would have grown to $29,283 - a 192.83% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $26,146 - a 161.46% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* The LipperSM large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2002, the one year, five year and 10 year cumulative total returns for the large-cap core funds average were -24.18%, -3.90%, and 128.69%, respectively. The one year, five year and 10 year average annual total returns were -24.18%, -0.96%, and 8.42%, respectively. The one year, five year and 10 year cumulative total returns for the large-cap supergroup average were -25.22%, -5.38%, and 126.11%, respectively. The one year, five year and 10 year average annual total returns were -25.22%, -1.34%, and 8.25%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Where's the bottom? Was it reached in late July 2002, when the Dow Jones Industrial AverageSM recorded two of its three best single day point gains ever? Or was it just a head fake, another tissue-thin false bottom before the next plunge? Only time will tell. But one thing for certain is that during the 12-month period ending July 31, 2002, equity investors endured one of the most challenging years in market history. Stocks recoiled from a series of tragic and troubling events that threatened investor confidence on a number of levels. When the period began, the U.S. economy was in recession, typically not a good time for stocks overall. Then came September 11, an unprecedented event that closed equity markets for nearly a week and sent them tumbling upon reopening. Shaken but not beaten, equity investors demonstrated their faith in the economic system, and stocks enjoyed a solid rebound in the fourth quarter of 2001. But then came the scandals: Enron, Arthur Andersen, WorldCom . . . and as the list went on, stock prices went down. When all was said and done, the blue-chip bellwether Dow Jones Industrial Average ended the 12-month period down 15.39%; the NASDAQ Composite® Index declined 34.26%; and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 23.63%.

(Portfolio Manager photograph)
An interview with Steve Kaye, Portfolio Manager of Fidelity Growth & Income Portfolio

Q. How did the fund perform, Steve?

A. The fund's return on an absolute basis was disappointing. However, relative to the broader market the fund performed well. For the 12 months ending July 31, 2002, the fund declined 17.56%, outperforming the Standard & Poor's 500 Index, which fell 23.63%, and the Lipper Inc. growth & income funds average, which lost 20.72%.

Q. How do you feel about the fund's performance in light of the difficult market environment of the past year?

A. Against a backdrop of economic recession, terrorism, corporate governance scandals and so forth, very few stocks had a positive return during the past 12 months. Obviously, I don't feel good about how that affected the fund's performance. If there's a bright spot, it's that the fund did what it should do in a down market, which is to outperform. So while the fund's decline hurt, it proved considerably better than the nearly 24% loss of the S&P 500.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did you achieve the fund's relative outperformance?

A. Underweighting technology was the primary contributor. The sector continued to struggle with deteriorating fundamentals and rich valuations during the past year. At the end of the period, the fund's tech exposure was less than half that of the S&P 500 index. Overweighting consumer staples was another positive. Philip Morris had a good year, posting solid earnings and paying an attractive dividend. Procter & Gamble also was a great stock, one I wish I had owned more of. Its management has turned the company around very nicely. Gillette and Coca-Cola were two more turnaround stories that demonstrated strong growth during the past year. Another stock worth mentioning is SLM - formerly USA Education - the parent company of student loan lender Sallie Mae. For the past three years, this has been a terrific stock for the fund, and was my second largest position at the end of the period.

Q. In a troubled economy, investors often turn to the traditionally steady earnings in health care. Was that the case during the past year?

A. It depends on what segment of health care you're looking at. Pharmaceutical stocks had a terrible year. Company-specific problems - lost patents, poor product pipelines, stiff generic competition - hurt a number of drug stocks, and even tainted those that didn't deserve it, such as Pfizer, one of the fund's largest positions. Year to date through July, Pfizer's earnings were up in the mid-teens, but its stock price was down around 17%. However, a number of non-drug stocks did very well. Health maintenance organization UnitedHealth Group has beaten earnings estimates fairly consistently of late, and did so again during the past 12 months. Zimmer, a manufacturer of implants used in knee and hip replacements, was another winner, benefiting from favorable demographic trends. The hospital industry also performed well, including Tenet Healthcare. The stock had a reasonable valuation and was up about 18% year to date.

Q. What other stocks hurt performance?

A. Tyco International was the fund's worst performer on both an absolute and relative basis. Tyco's misfortunes have been well documented and has become a less meaningful position in the fund. General Electric, the fund's largest holding at period end, slipped for a number of reasons, including its lofty valuation and somewhat complex structure. Microsoft, which makes up the bulk of the fund's technology exposure, saw its share price decline along with the rest of the sector.

Q. What's your outlook, Steve?

A. The good news is that, relative to history, the stock market is reasonably priced today. Six months ago, the S&P 500 was trading at a multiple of about 23 times future earnings. Now, it's about 17 times, much closer to the historical norm. There's a stronger underpinning for stabilization of stock prices given that multiples are closer to historic norms relative to interest rates. One of the opportunities I've recently been looking at is in drug stocks. I feel they now have more attractive multiples than consumer staples, their fundamentals look to be improved going forward and the negative impact of patent expirations is easing. If this is true, earnings growth should accelerate and my guess is that the stocks should do better.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Fund number: 027

Trading symbol: FGRIX

Start date: December 30, 1985

Size: as of July 31, 2002, more than $27.8 billion

Manager: Steve Kaye, since 1993; manager, Fidelity Blue Chip Growth Fund, 1990-
1992; Fidelity Select Energy Services, Biotechnology and Health Care Portfolios; 1986-
1990; joined Fidelity in 1985

3

Steve Kaye on market extremes:

"The stock market typically reacts to good news or bad news by going to an extreme. In the late 1990s, for instance, it went to an extreme on the upside, and this year, with the corporate governance scandals, it's headed to another extreme on the downside.

"The media likes to focus on the negatives, and unfortunately we've had some very big negatives lately with Enron and WorldCom, etc. But these things tend to repeat themselves. In the 1980s, we had the Drexel-related fallout with Michael Milken and Ivan Boesky. It's not much different than some of the things we're seeing today. But we also have to remember that the vast majority of corporate officers are honest, hard-working people.

"What we need to focus on now is that the market is much more fairly valued than it's been in some time, although that's hard to appreciate when you're suffering losses of 15% to 20%. The stock market follows earnings over time. It may not always cooperate in the short-term, but I still believe it will in the long term. I believe earnings will grow again and we'll see better markets before too long. Hopefully, we can get past all this noise and be able to focus once again on fundamentals."

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.9	3.8
SLM Corp.	4.0	3.5
Fannie Mae	3.9	3.5
Microsoft Corp.	3.7	4.3
Pfizer, Inc.	3.5	3.7
Philip Morris Companies, Inc.	3.3	3.0
Wal-Mart Stores, Inc.	3.0	3.0
Exxon Mobil Corp.	3.0	2.6
American International Group, Inc.	2.3	1.8
Freddie Mac	2.1	1.9
	33.7
Top Five Market Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.9	20.0
Health Care	18.5	17.1
Consumer Staples	13.1	10.9
Industrials	12.7	11.4
Consumer Discretionary	9.3	10.4
Asset Allocation (% of fund's net assets)
As of July 31, 2002 *		As of January 31, 2002 **
	Stocks 90.7%		Stocks and Equity Futures 91.2%
	Bonds 0.4%		Bonds 0.0%
	Convertible Securities 2.9%		Convertible Securities 1.8%
	Short-Term Investments and Net Other Assets 6.0%		Short-Term Investments and Net Other Assets 7.0%
* Foreign investments	1.3%	** Foreign investments	1.4%

Annual Report

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 90.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 9.1%
Auto Components - 0.0%
TRW, Inc.	163,700	$ 8,832
Automobiles - 0.0%
General Motors Corp.	198,942	9,261
Hotels, Restaurants & Leisure - 1.3%
Harrah's Entertainment, Inc. (a)	1,171,800	55,450
Marriott International, Inc. Class A	1,994,400	66,812
McDonald's Corp.	3,294,700	81,544
MGM Mirage, Inc. (a)	2,049,930	71,748
Starbucks Corp. (a)	2,442,560	47,947
Starwood Hotels & Resorts Worldwide, Inc. unit	1,708,043	43,897
		367,398
Household Durables - 0.2%
Leggett & Platt, Inc.	1,000,000	22,490
Maytag Corp.	628,450	20,821
		43,311
Media - 3.1%
AOL Time Warner, Inc. (a)	7,124,246	81,929
Clear Channel Communications, Inc. (a)	1,450,000	37,773
Comcast Corp. Class A (special) (a)	2,428,500	50,756
Gannett Co., Inc.	1,450,000	104,270
General Motors Corp. Class H (a)	2,063,827	20,432
Liberty Media Corp. Class A (a)	2,008,726	15,789
Omnicom Group, Inc.	1,316,300	70,172
Tribune Co.	950,000	37,905
Univision Communications, Inc. Class A (a)	1,675,000	47,888
Viacom, Inc. Class B (non-vtg.) (a)	6,012,697	234,074
Walt Disney Co.	9,096,500	161,281
		862,269
Multiline Retail - 3.4%
Kohl's Corp. (a)	1,547,100	102,109
Target Corp.	320,800	10,699
Wal-Mart Stores, Inc.	16,840,900	828,235
		941,043
Specialty Retail - 1.1%
Best Buy Co., Inc. (a)	1,500,000	49,350
Home Depot, Inc.	7,799,750	240,856
		290,206
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - 0.0%
Unifi, Inc. (a)	1,466,800	$ 11,661
TOTAL CONSUMER DISCRETIONARY		2,533,981
CONSUMER STAPLES - 13.1%
Beverages - 3.5%
Anheuser-Busch Companies, Inc.	2,429,300	125,619
PepsiAmericas, Inc.	2,636,400	37,964
PepsiCo, Inc.	6,533,307	280,540
The Coca-Cola Co.	10,649,000	531,811
		975,934
Food & Drug Retailing - 1.7%
Safeway, Inc. (a)	862,800	24,003
Sysco Corp.	7,148,800	186,226
Walgreen Co.	6,364,800	224,868
Whole Foods Market, Inc. (a)	685,600	30,077
		465,174
Food Products - 0.9%
Kraft Foods, Inc. Class A	3,768,800	139,446
McCormick & Co., Inc. (non-vtg.)	2,362,800	53,754
Sara Lee Corp.	1,486,000	27,848
Unilever NV (NY Shares)	752,400	42,398
		263,446
Household Products - 2.1%
Colgate-Palmolive Co.	2,396,100	123,040
Kimberly-Clark Corp.	2,171,200	132,552
Procter & Gamble Co.	3,543,900	315,372
		570,964
Personal Products - 1.2%
Avon Products, Inc.	863,800	39,959
Gillette Co.	8,512,400	279,888
		319,847
Tobacco - 3.7%
Loews Corp. - Carolina Group	1,611,100	39,794
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - continued
Philip Morris Companies, Inc.	20,145,800	$ 927,714
UST, Inc.	2,500,000	73,575
		1,041,083
TOTAL CONSUMER STAPLES		3,636,448
ENERGY - 4.9%
Energy Equipment & Services - 0.3%
Schlumberger Ltd. (NY Shares)	1,766,600	75,822
Oil & Gas - 4.6%
ChevronTexaco Corp.	3,808,410	285,631
Conoco, Inc.	1,553,600	37,473
Exxon Mobil Corp.	22,500,894	827,133
Royal Dutch Petroleum Co. (NY Shares)	2,891,000	132,119
		1,282,356
TOTAL ENERGY		1,358,178
FINANCIALS - 21.5%
Banks - 3.3%
Bank of America Corp.	3,364,506	223,740
Bank One Corp.	3,688,800	143,531
FleetBoston Financial Corp.	1,505,898	34,937
Golden West Financial Corp.	525,000	34,519
Mellon Financial Corp.	1,269,800	33,751
U.S. Bancorp, Delaware	1,450,000	31,016
Wachovia Corp.	3,829,313	137,089
Wells Fargo & Co.	5,738,800	291,875
		930,458
Diversified Financials - 13.3%
American Express Co.	2,102,790	74,144
CIT Group, Inc.	1,000,000	22,460
Citigroup, Inc.	15,221,238	510,520
Fannie Mae	14,495,700	1,085,583
Freddie Mac	9,631,800	596,690
Household International, Inc.	629,440	26,858
MBNA Corp.	836,950	16,228
Merrill Lynch & Co., Inc.	2,862,400	102,045
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Morgan Stanley	4,072,500	$ 164,325
SLM Corp. (d)	12,229,810	1,112,913
		3,711,766
Insurance - 3.4%
Allmerica Financial Corp.	316,100	8,630
American International Group, Inc.	9,890,500	632,201
Hartford Financial Services Group, Inc.	407,300	20,609
MBIA, Inc.	5,827,500	288,986
		950,426
Real Estate - 1.5%
Equity Office Properties Trust	4,075,190	107,504
Equity Residential Properties Trust (SBI)	7,154,730	191,389
Manufactured Home Communities, Inc.	921,400	31,143
Public Storage, Inc.	1,028,600	38,830
Simon Property Group, Inc.	984,900	35,447
		404,313
TOTAL FINANCIALS		5,996,963
HEALTH CARE - 18.5%
Biotechnology - 0.8%
Amgen, Inc. (a)	5,060,900	230,979
Health Care Equipment & Supplies - 3.4%
Alcon, Inc.	814,100	28,656
Baxter International, Inc.	4,663,500	186,120
Becton, Dickinson & Co.	4,619,100	134,231
Boston Scientific Corp. (a)	1,344,500	40,322
C.R. Bard, Inc.	1,660,500	89,783
Guidant Corp. (a)	291,500	10,144
Medtronic, Inc.	3,439,990	138,976
St. Jude Medical, Inc. (a)	1,773,800	67,404
Stryker Corp.	1,635,400	82,784
Zimmer Holdings, Inc. (a)	4,206,593	156,611
		935,031
Health Care Providers & Services - 3.7%
Cardinal Health, Inc.	147,200	8,479
HCA, Inc.	2,902,600	136,422
IMS Health, Inc.	3,022,500	47,816
McKesson Corp.	1,516,700	49,930
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp. (a)	3,968,000	$ 189,075
UnitedHealth Group, Inc.	5,513,900	483,348
Wellpoint Health Networks, Inc. (a)	1,529,800	109,381
		1,024,451
Pharmaceuticals - 10.6%
Abbott Laboratories	1,720,200	71,233
Allergan, Inc.	2,335,100	141,250
Bristol-Myers Squibb Co.	6,762,000	158,434
Eli Lilly & Co.	3,078,932	179,871
Forest Laboratories, Inc. (a)	1,425,000	110,395
Johnson & Johnson	4,643,200	246,090
Merck & Co., Inc.	8,450,500	419,145
Pfizer, Inc.	30,324,249	980,989
Pharmacia Corp.	4,470,600	200,015
Schering-Plough Corp.	4,247,700	108,316
Sepracor, Inc. (a)	200,000	1,350
Teva Pharmaceutical Industries Ltd. sponsored ADR	183,000	12,206
Wyeth	8,050,300	321,207
		2,950,501
TOTAL HEALTH CARE		5,140,962
INDUSTRIALS - 11.9%
Aerospace & Defense - 2.5%
Boeing Co.	3,765,000	156,323
General Dynamics Corp.	658,240	53,265
Honeywell International, Inc.	2,197,200	71,101
Lockheed Martin Corp.	3,691,300	236,649
Northrop Grumman Corp.	871,500	96,475
Raytheon Co.	1,298,700	42,312
United Technologies Corp.	612,100	42,541
		698,666
Airlines - 0.4%
Southwest Airlines Co.	7,828,343	108,109
Building Products - 0.1%
Masco Corp.	1,463,400	35,414
Commercial Services & Supplies - 2.5%
Arbitron, Inc. (a)	598,300	19,953
Automatic Data Processing, Inc.	2,651,000	98,856
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Avery Dennison Corp.	1,130,100	$ 70,304
Ceridian Corp. (a)	1,825,000	31,591
ChoicePoint, Inc. (a)	2,395,867	100,363
Cintas Corp.	1,149,400	50,446
First Data Corp.	3,780,200	132,118
Paychex, Inc.	564,500	14,852
Pitney Bowes, Inc.	2,173,920	84,783
Viad Corp.	2,583,200	58,974
Waste Management, Inc.	1,400,000	33,138
		695,378
Electrical Equipment - 0.1%
Emerson Electric Co.	814,600	41,504
Industrial Conglomerates - 5.6%
3M Co.	817,000	102,803
General Electric Co.	42,113,300	1,356,045
Tyco International Ltd.	7,985,670	102,217
		1,561,065
Machinery - 0.5%
Danaher Corp.	241,200	14,966
Eaton Corp.	477,100	33,311
Illinois Tool Works, Inc.	993,500	65,561
Ingersoll-Rand Co. Ltd. Class A	646,100	24,804
		138,642
Road & Rail - 0.2%
Burlington Northern Santa Fe Corp.	1,509,600	44,412
TOTAL INDUSTRIALS		3,323,190
INFORMATION TECHNOLOGY - 5.6%
Communications Equipment - 0.2%
Cisco Systems, Inc. (a)	3,574,900	47,153
Computers & Peripherals - 0.8%
Dell Computer Corp. (a)	4,591,000	114,454
Hewlett-Packard Co.	3,030,000	42,875
International Business Machines Corp.	816,400	57,475
		214,804
Internet Software & Services - 0.0%
Yahoo!, Inc. (a)	1,295,200	17,058
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.3%
Accenture Ltd. Class A	1,375,000	$ 22,688
Electronic Data Systems Corp.	1,114,500	40,980
SunGard Data Systems, Inc. (a)	804,500	18,866
		82,534
Office Electronics - 0.1%
Xerox Corp. (a)	3,937,900	27,368
Semiconductor Equipment & Products - 0.3%
Analog Devices, Inc. (a)	1,490,000	35,909
Intel Corp.	2,322,400	43,638
Micron Technology, Inc. (a)	605,152	11,794
		91,341
Software - 3.9%
Adobe Systems, Inc.	1,204,800	28,867
Microsoft Corp. (a)	21,590,600	1,035,917
Oracle Corp. (a)	2,740,900	27,434
		1,092,218
TOTAL INFORMATION TECHNOLOGY		1,572,476
MATERIALS - 1.0%
Chemicals - 0.7%
Dow Chemical Co.	984,700	28,428
E.I. du Pont de Nemours & Co.	1,209,700	50,699
Praxair, Inc.	2,391,000	125,049
		204,176
Metals & Mining - 0.1%
Alcoa, Inc.	1,277,300	34,551
Paper & Forest Products - 0.2%
International Paper Co.	950,000	37,829
TOTAL MATERIALS		276,556
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 4.0%
ALLTEL Corp.	614,900	24,916
AT&T Corp.	4,880,614	49,685
BellSouth Corp.	11,844,800	318,033
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
SBC Communications, Inc.	13,026,500	$ 360,313
Verizon Communications, Inc.	10,527,040	347,392
		1,100,339
UTILITIES - 1.1%
Electric Utilities - 1.1%
Dominion Resources, Inc.	1,515,000	90,052
FirstEnergy Corp.	965,000	29,674
Southern Co.	2,902,000	83,520
TXU Corp.	2,472,000	106,617
		309,863
TOTAL COMMON STOCKS (Cost $18,063,156)		25,248,956
Convertible Preferred Stocks - 2.7%

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
General Motors Corp. Series B, $1.313	741,000	17,977
FINANCIALS - 0.4%
Diversified Financials - 0.4%
Ford Motor Co. Capital Trust II $3.25	938,300	47,549
Union Pacific Capital Trust $3.125 TIDES (e)	1,277,000	63,451
		111,000
Insurance - 0.0%
Travelers Property Casualty Corp. $1.125	652,000	14,339
TOTAL FINANCIALS		125,339
INDUSTRIALS - 0.6%
Aerospace & Defense - 0.6%
Northrop Grumman Corp. $7.25	416,000	48,776
Raytheon Co. $4.13	1,976,000	110,285
		159,061
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.4%
Motorola, Inc. $3.50	2,737,400	107,552
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.2%
Electronic Data Systems Corp. $3.81 PRIDES	1,987,700	$ 72,909
TOTAL INFORMATION TECHNOLOGY		180,461
UTILITIES - 1.0%
Electric Utilities - 0.9%
DTE Energy Co. $2.188	1,220,800	30,415
FPL Group, Inc.:
$4.00	221,600	11,246
$4.25	2,242,600	119,710
TXU Corp. $4.063 PRIDES	2,068,200	91,311
		252,682
Gas Utilities - 0.1%
KeySpan Corp. $4.375	615,600	30,645
TOTAL UTILITIES		283,327
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $812,193)		766,165
Corporate Bonds - 0.5%
Ratings (unaudited) (b)		Principal Amount (000s)
Convertible Bonds - 0.2%
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Corning, Inc. 3.5% 11/1/08	Ba2	$ 20,000	10,504
Electronic Equipment & Instruments - 0.2%
Agilent Technologies, Inc. 3% 12/1/21	Baa2	46,760	42,150
TOTAL INFORMATION TECHNOLOGY			52,654
Nonconvertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
AOL Time Warner, Inc. 6.15% 5/1/07	Baa1	14,000	12,162
Time Warner, Inc. 8.11% 8/15/06	Baa1	6,466	5,725
			17,887
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - 0.2%
Industrial Conglomerates - 0.2%
Tyco International Group SA yankee:
5.875% 11/1/04	Ba2	$ 10,010	$ 8,258
6.375% 10/15/11	Ba2	63,000	46,935
			55,193
TOTAL NONCONVERTIBLE BONDS			73,080
TOTAL CORPORATE BONDS (Cost $146,457)			125,734
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.67% 8/8/02	-	6,000	5,998
U.S. Treasury Bonds 8.125% 8/15/19	Aaa	10,000	13,142
TOTAL U.S. TREASURY OBLIGATIONS (Cost $16,216)			19,140
Money Market Funds - 6.3%
	Shares
Fidelity Cash Central Fund, 1.84% (c)	1,757,881,939	1,757,882
Fidelity Securities Lending Cash Central Fund, 1.86% (c)	2,421,000	2,421
TOTAL MONEY MARKET FUNDS (Cost $1,760,303)		1,760,303
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $20,798,325)		27,920,298
NET OTHER ASSETS - (0.3)%		(71,496)
NET ASSETS - 100%		$ 27,848,802
Security Type Abbreviations
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
TIDES	-	Term Income Deferred Equity Securities
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $63,451,000 or 0.2% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $11,125,039,000 and $10,761,275,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $826,000 for the period.

Income Tax Information
The fund hereby designates approximately $342,726,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At July 31, 2002, the fund had a capital loss carryforward of approximately $266,818,000 all of which will expire on July 31, 2010.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $531,014,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $2,361) (cost $20,798,325) - See accompanying schedule		$ 27,920,298
Cash		328
Receivable for investments sold		64,932
Receivable for fund shares sold		27,009
Dividends receivable		25,873
Interest receivable		5,166
Other receivables		121
Total assets		28,043,727
Liabilities
Payable for investments purchased	$ 85,353
Payable for fund shares redeemed	90,618
Accrued management fee	11,074
Other payables and accrued expenses	5,459
Collateral on securities loaned, at value	2,421
Total liabilities		194,925
Net Assets		$ 27,848,802
Net Assets consist of:
Paid in capital		$ 21,560,153
Undistributed net investment income		30,785
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(864,131)
Net unrealized appreciation (depreciation) on investments		7,121,995
Net Assets, for 881,023 shares outstanding		$ 27,848,802
Net Asset Value, offering price and redemption price per share ($27,848,802 ÷ 881,023 shares)		$ 31.61

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2002
Investment Income
Dividends (including $10,702 received from affiliated issuers)		$ 451,963
Interest		79,846
Security lending		16
Total income		531,825
Expenses
Management fee	$ 158,049
Transfer agent fees	67,613
Accounting and security lending fees	1,605
Non-interested trustees' compensation	103
Custodian fees and expenses	344
Registration fees	146
Audit	220
Legal	193
Miscellaneous	469
Total expenses before reductions	228,742
Expense reductions	(5,026)	223,716
Net investment income (loss)		308,109
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $59,525 on sales of investments in affiliated issuers)	(733,047)
Foreign currency transactions	(11)
Futures contracts	(93,664)
Total net realized gain (loss)		(826,722)
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,725,400)
Assets and liabilities in foreign currencies	99
Futures contracts	61,343
Total change in net unrealized appreciation (depreciation)		(5,663,958)
Net gain (loss)		(6,490,680)
Net increase (decrease) in net assets resulting from operations		$ (6,182,571)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 308,109	$ 364,246
Net realized gain (loss)	(826,722)	1,164,784
Change in net unrealized appreciation (depreciation)	(5,663,958)	(4,870,918)
Net increase (decrease) in net assets resulting from operations	(6,182,571)	(3,341,888)
Distributions to shareholders from net investment income	(301,174)	(350,062)
Distributions to shareholders from net realized gain	(349,292)	(3,483,630)
Total distributions	(650,466)	(3,833,692)
Share transactions Net proceeds from sales of shares	4,007,898	4,514,900
Reinvestment of distributions	630,005	3,724,551
Cost of shares redeemed	(6,054,662)	(6,405,224)
Net increase (decrease) in net assets resulting from share transactions	(1,416,759)	1,834,227
Total increase (decrease) in net assets	(8,249,796)	(5,341,353)
Net Assets
Beginning of period	36,098,598	41,439,951
End of period (including undistributed net investment income of $30,785 and undistributed net investment income of $37,885, respectively)	$ 27,848,802	$ 36,098,598
Other Information Shares
Sold	111,402	108,594
Issued in reinvestment of distributions	17,431	84,232
Redeemed	(171,139)	(154,399)
Net increase (decrease)	(42,306)	38,427

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 39.10	$ 46.83	$ 47.27	$ 43.73	$ 38.50
Income from Investment Operations
Net investment income (loss)B	.34	.39	.38	.39	.41
Net realized and unrealized gain (loss)	(7.12)	(3.83)	2.47	5.69	6.59
Total from investment operations	(6.78)	(3.44)	2.85	6.08	7.00
Distributions from net investment income	(.33)	(.38)	(.39)	(.38)	(.41)
Distributions from net realized gain	(.38)	(3.91)	(2.90)	(2.16)	(1.36)
Total distributions	(.71)	(4.29)	(3.29)	(2.54)	(1.77)
Net asset value, end of period	$ 31.61	$ 39.10	$ 46.83	$ 47.27	$ 43.73
Total Return A	(17.56) %	(8.25)%	6.34%	15.20%	19.06%
Ratios to Average Net AssetsC
Expenses before expense reductions	.69%	.68%	.67%	.68%	.69%
Expenses net of voluntary waivers, if any	.69%	.68%	.67%	.68%	.69%
Expenses net of all reductions	.68%	.66%	.66%	.66%	.68%
Net investment income (loss)	.94%	.94%	.82%	.88%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$ 27,849	$ 36,099	$ 41,440	$ 48,595	$ 44,361
Portfolio turnover rate	36%	46%	41%	35%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Growth & Income Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, non-taxable dividends, prior period premium and discount on debt securities, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 8,781,264
Unrealized depreciation	(1,715,221)
Net unrealized appreciation (depreciation)	7,066,043
Undistributed ordinary income	20,438
Capital loss carryforward	(266,818)
Total Distributable earnings	$ 6,819,663
Cost for federal income tax purposes	$ 20,854,255

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 307,740
Long-term Capital Gains	342,726
Total	$ 650,466

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $69,322 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $4,371 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $7 and $648, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
C.R. Bard, Inc.	$ -	$ 74,908	$ 715	$ -
SLM Corp.	60,396	109,228	9,987	1,112,913
TOTALS	$ 60,396	$ 184,136	$ 10,702	$ 1,112,913

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

September 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 263 funds advised by FMR or an affiliate. Mr. McCoy oversees 265 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 209 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

President of Growth & Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Growth & Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-
2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000 and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), and Fidelity's Value Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-
2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Steven Kaye (43)
Year of Election or Appointment: 1993 Vice President of Growth & Income.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Growth & Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Growth & Income. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Frank V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Growth & Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Growth & Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 2.28% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on August 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	34,152,718,540.11	89.928
Against	1,595,684,478.44	4.202
Abstain	2,229,268,880.72	5.870
TOTAL	37,977,671,899.27	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	33,359,879,895.48	87.841
Against	2,506,585,409.20	6.600
Abstain	2,111,206,594.59	5.559
TOTAL	37,977,671,899.27	100.000
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	36,227,611,366.72	95.392
Withheld	1,750,060,532.55	4.608
TOTAL	37,977,671,899.27	100.000
Ralph F. Cox
Affirmative	36,182,850,121.37	95.274
Withheld	1,794,821,777.90	4.726
TOTAL	37,977,671,899.27	100.000
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	36,151,180,469.12	95.191
Withheld	1,826,491,430.15	4.809
TOTAL	37,977,671,899.27	100.000
Robert M. Gates
Affirmative	36,207,443,324.51	95.339
Withheld	1,770,228,574.76	4.661
TOTAL	37,977,671,899.27	100.000
Abigail P. Johnson
Affirmative	36,153,684,587.30	95.197
Withheld	1,823,987,311.97	4.803
TOTAL	37,977,671,899.27	100.000
Edward C. Johnson 3d
Affirmative	36,146,668,992.04	95.179
Withheld	1,831,002,907.23	4.821
TOTAL	37,977,671,899.27	100.000
Donald J. Kirk
Affirmative	36,212,215,628.07	95.351
Withheld	1,765,456,271.20	4.649
TOTAL	37,977,671,899.27	100.000
Marie L. Knowles
Affirmative	36,228,946,938.21	95.395
Withheld	1,748,724,961.06	4.605
TOTAL	37,977,671,899.27	100.000
Ned C. Lautenbach
Affirmative	36,247,557,672.80	95.444
Withheld	1,730,114,226.47	4.556
TOTAL	37,977,671,899.27	100.000
Peter S. Lynch
Affirmative	36,238,626,074.48	95.421
Withheld	1,739,045,824.79	4.579
TOTAL	37,977,671,899.27	100.000
*Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	36,208,314,198.20	95.341
Withheld	1,769,357,701.07	4.659
TOTAL	37,977,671,899.27	100.000
William O. McCoy
Affirmative	36,216,504,381.47	95.371
Withheld	1,758,167,517.80	4.629
TOTAL	37,977,671,899.27	100.000
William S. Stavropoulos
Affirmative	36,124,608,895.89	95.121
Withheld	1,853,063,003.38	4.879
TOTAL	37,977,671,899.27	100.000
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	13,621,560,115.41	84.173
Against	1,088,893,222.48	6.729
Abstain	1,000,267,728.98	6.181
Broker Non-Votes	472,007,570.20	2.917
TOTAL	16,182,728,637.07	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	13,474,564,047.27	83.265
Against	1,224,236,423.59	7.565
Abstain	1,011,920,596.01	6.253
Broker Non-Votes	472,007,570.20	2.917
TOTAL	16,182,728,637.07	100.000

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

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Transfer and Shareholder
Servicing Agent

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Custodian

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

GAI-ANN-0902
1.536189.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Blue Chip Growth

Fund

Annual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often regarded as a barometer of overall U.S. stock market performance - recorded two of its three largest point gains ever in late July. Still, many equity benchmarks were lingering near four- to five-year lows through the first seven months of 2002, due in part to investors' lack of faith in corporate accounting standards. As a result, many investors turned to fixed-income securities for capital protection.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Blue Chip Growth	-26.16%	-2.50%	167.13%
S&P 500®	-23.63%	2.23%	161.46%
Russell 1000® Growth	-28.75%	-14.40%	112.25%
Growth Funds Average	-25.71%	-3.27%	132.37%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks - and the performance of the Russell 1000 ® Growth Index - a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled corporations. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,995 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.*

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Blue Chip Growth	-26.16%	-0.50%	10.32%
S&P 500	-23.63%	0.44%	10.09%
Russell 1000 Growth	-28.75%	-3.06%	7.83%
Growth Funds Average	-25.71%	-1.11%	8.21%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund on July 31, 1992. As the chart shows, by July 31, 2002, the value of the investment would have grown to $26,713 - a 167.13% increase on the initial investment. For comparison, look at how the S&P 500 ® did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $26,146 - a 161.46% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The LipperSM large-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2002, the one year, five year and 10 year cumulative total returns for the large-cap growth funds average were -28.89%, -10.42%, and 106.73%, respectively. The one year, five year and 10 year average annual total returns were -28.89%, -2.52%, and 7.20%, respectively. The one year, five year and 10 year cumulative total returns for the large-cap supergroup average were -25.22%, -5.38%, and 126.11%, respectively. The one year, five year and 10 year average annual total returns were -25.22%, -1.34%, and 8.25%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Where's the bottom? Was it reached in late July 2002, when the Dow Jones Industrial AverageSM recorded two of its three best single day point gains ever? Or was it just a head fake, another tissue-thin false bottom before the next plunge? Only time will tell. But one thing for certain is that during the 12-month period ending July 31, 2002, equity investors endured one of the most challenging years in market history. Stocks recoiled from a series of tragic and troubling events that threatened investor confidence on a number of levels. When the period began, the U.S. economy was in recession, typically not a good time for stocks overall. Then came September 11, an unprecedented event that closed equity markets for nearly a week and sent them tumbling upon reopening. Shaken but not beaten, equity investors demonstrated their faith in the economic system, and stocks enjoyed a solid rebound in the fourth quarter of 2001. But then came the scandals: Enron, Arthur Andersen, WorldCom . . . and as the list went on, stock prices went down. When all was said and done, the blue-chip bellwether Dow Jones Industrial Average ended the 12-month period down 15.39%; the NASDAQ Composite® Index declined 34.26%; and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 23.63%.

(Portfolio Manager photograph)
An interview with John McDowell, Portfolio Manager of Fidelity Blue Chip Growth Fund

Q. How did the fund perform, John?

A. For the one-year period ending July 31, 2002, the fund returned -26.16%, trailing the Standard & Poor's 500 Index, which declined 23.63%. The fund outperformed its growth benchmark, the Russell 1000 Growth Index, which dropped 28.75%. The growth funds average tracked by Lipper Inc. fell 25.71% during the same period.

Q. What drove fund results during the past year?

A. Shying away from the weak technology and telecommunications sectors and overweighting strong-performing consumer staples and financial services stocks largely drove the fund's outperformance of the Russell index. Last year's economic downturn eroded tech and telecom earnings, resulting in two of the market's worst sector performances. The fund's results were less favorable, however, compared with the S&P 500 and Lipper average. The growth sectors of the market, where this fund primarily invests, were the hardest hit by the recession. Our peer group is more highly correlated with the S&P and also tends to have more exposure than we do to small- and mid-sized companies, which continued to dominate their large-cap counterparts.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did the market environment influence performance?

A. The period can be divided into three distinct market environments: recession; anticipation of economic recovery driven by a surge in liquidity; and a market sell-off caused by concerns about accounting, excess debt and conflicts of interest on Wall Street. Against this volatile backdrop, the fund's conservative positioning relative to its Russell benchmark enabled it to outperform during the past year. Early in the period, the fund benefited from underweighting lagging tech and telecom stocks - including EMC, Sun Microsystems and AT&T Wireless - which suffered from overcapacity and excess inventory, and in the latter case, too much competition. Following September 11, the stock market hit a low and started to rebound. Despite little fundamental improvement, technology and cyclical stocks rose sharply as investors began to anticipate resumption in corporate earnings growth. While the fund lost ground during the tech rally, it was helped somewhat by the advances of such cyclical names as Danaher, Illinois Tool Works and Lockheed Martin. While the economy showed signs of stabilizing during the first half of 2002, corporate earnings and stock prices remained under pressure, due largely to accounting issues. Weakened balance sheets and higher borrowing costs exposed problems at many large companies that had relied on heavy borrowing and creative accounting methods to boost earnings growth. Modest positions in Computer Associates, Kmart, and Elan - all of which I sold during the period - and Tyco International detracted from performance.

Q. What were some of your key strategies?

A. In the context of this rapidly changing environment, I chose to make only minor sector allocation changes. I modestly reduced the fund's technology weighting and sold some cyclical, energy and health care services stocks to take profits. In turn, I raised the fund's stake in attractively priced consumer staples stocks. That move paid off, as the steep market decline prompted a flight to quality in companies with more stable and predictable earnings growth, reasonable valuations and improving free cash flow. Gillette, Philip Morris and Coca-Cola were notable contributors here. I also added to various health positions, particularly in the pharmaceuticals industry, as valuations declined. I favored companies with strong product momentum, such as Johnson & Johnson. Companies in this industry typically have strong cash flows. I believed the earnings squeeze experienced by many big drug companies, due to a large number of drugs whose patents were expiring, was only temporary. Although this strategy didn't work during the period, I felt it could provide long-term benefits.

Q. What's your outlook?

A. While there's some evidence that the economic recovery is advancing - albeit unevenly - I remain skeptical. My biggest concern continues to be excessive debt levels in the economy, because they typically are much lower at the beginning of sustained economic and stock market advances. Furthermore, given the certain new conservatism in accounting, future earnings growth as reported may generally be less robust and less consistent, putting pressure on still-high earnings multiples. My goal is to identify and own those companies that can grow in this environment.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

>

Fund Facts

Goal: growth of capital over the long term

Fund number: 312

Trading symbol: FBGRX

Start date: December 31, 1987

Size: as of July 31, 2002, more than $17.0 billion

Manager: John McDowell, since 1996; head, Fidelity domestic equities, since 2002; manager, Fidelity Large Cap Stock Fund, 1995-1996; joined Fidelity in 1985

3

John McDowell retraces the bear market's trail:

"During the late 1990s, there was significant multiple expansion in the market - meaning stock prices rose much faster than earnings. Over the past two years, we have seen this reverse as price-to-earnings multiples, particularly among large-capitalization stocks, have generally contracted. As valuations expanded, I resisted buying some of the most expensive stocks. While doing so limited relative performance on the upside, it has helped performance during the subsequent correction.

"Following a year of stock market weakness, the effects of the decline in equities began to show in the economy. The characteristics of last year's slowdown differed from others in the recent past. Despite a rise in the unemployment rate, the recession was related more to corporate overinvestment and the resulting weakness in corporate earnings, and less to a falloff in consumer spending. Throughout 2001, consumers got a boost from lower energy prices and tax cuts, as well as pre-emptive rate cuts, which lowered borrowing costs for home and car buyers and spurred refinancing activity. However, unlike past recessions, the cash raised from home refinancing was largely taken out of the house and not used to lower homeowner monthly payments. Consequently, consumer debt is near historically high levels as a percentage of disposable income."

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.0	5.0
General Electric Co.	4.9	4.5
Pfizer, Inc.	4.5	4.4
Intel Corp.	2.6	4.0
Wal-Mart Stores, Inc.	2.5	2.9
American International Group, Inc.	2.5	2.1
The Coca-Cola Co.	2.4	1.4
Johnson & Johnson	2.3	1.7
Philip Morris Companies, Inc.	2.1	1.7
Citigroup, Inc.	1.8	2.0
	30.6
Top Five Market Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	21.6	19.5
Information Technology	18.8	25.7
Financials	14.1	11.1
Consumer Discretionary	12.6	13.8
Industrials	12.1	10.9
Asset Allocation (% of fund's net assets)
As of July 31, 2002 *		As of January 31, 2002 **
	Stocks 97.6%		Stocks 97.3%
	Short-Term Investments and Net Other Assets 2.4%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	1.6%	** Foreign investments	1.9%

Annual Report

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.6%
Hotels, Restaurants & Leisure - 1.1%
Brinker International, Inc. (a)	2,053,300	$ 66,938
McDonald's Corp.	4,758,600	117,775
		184,713
Household Durables - 0.6%
Leggett & Platt, Inc.	1,834,000	41,247
Sony Corp. sponsored ADR	1,318,100	59,749
		100,996
Media - 3.7%
AOL Time Warner, Inc. (a)	8,124,632	93,433
Clear Channel Communications, Inc. (a)	2,116,400	55,132
Comcast Corp. Class A (special) (a)	3,017,800	63,072
Cox Communications, Inc. Class A (a)	1,988,900	54,993
EchoStar Communications Corp. Class A (a)	1,013,600	16,532
McGraw-Hill Companies, Inc.	1,500,200	93,838
Omnicom Group, Inc.	385,000	20,524
The New York Times Co. Class A	1,541,600	69,757
Viacom, Inc. Class B (non-vtg.) (a)	3,123,596	121,602
Walt Disney Co.	2,299,200	40,765
		629,648
Multiline Retail - 3.6%
Family Dollar Stores, Inc.	1,970,500	59,686
Kohl's Corp. (a)	1,442,700	95,218
Target Corp.	799,100	26,650
Wal-Mart Stores, Inc.	8,690,755	427,411
		608,965
Specialty Retail - 3.2%
AutoZone, Inc. (a)	420,400	31,005
Bed Bath & Beyond, Inc. (a)	972,900	30,160
Best Buy Co., Inc. (a)	2,236,350	73,576
CDW Computer Centers, Inc. (a)	675,300	32,279
Gap, Inc.	3,644,100	44,276
Home Depot, Inc.	5,156,500	159,233
Lowe's Companies, Inc.	3,991,600	151,082
Office Depot, Inc. (a)	2,313,500	30,029
		551,640
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - 0.4%
Liz Claiborne, Inc.	1,593,100	$ 45,961
NIKE, Inc. Class B	548,300	27,026
		72,987
TOTAL CONSUMER DISCRETIONARY		2,148,949
CONSUMER STAPLES - 11.8%
Beverages - 4.2%
Anheuser-Busch Companies, Inc.	999,900	51,705
PepsiCo, Inc.	5,723,962	245,787
The Coca-Cola Co.	8,328,400	415,920
		713,412
Food & Drug Retailing - 1.0%
Albertson's, Inc.	731,610	20,617
CVS Corp.	1,522,500	43,544
Rite Aid Corp.	2,254,000	4,869
Walgreen Co.	2,289,200	80,877
Whole Foods Market, Inc. (a)	544,700	23,896
		173,803
Food Products - 0.4%
Kraft Foods, Inc. Class A	826,200	30,569
Wm. Wrigley Jr. Co.	850,600	43,508
		74,077
Household Products - 1.9%
Colgate-Palmolive Co.	1,709,200	87,767
Procter & Gamble Co.	2,585,290	230,065
		317,832
Personal Products - 2.2%
Avon Products, Inc.	2,569,300	118,856
Gillette Co.	7,830,500	257,467
		376,323
Tobacco - 2.1%
Philip Morris Companies, Inc.	7,782,500	358,384
TOTAL CONSUMER STAPLES		2,013,831
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 4.7%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	3,304,000	$ 88,547
BJ Services Co. (a)	1,053,900	33,609
Nabors Industries Ltd. (a)	1,139,500	34,778
Schlumberger Ltd. (NY Shares)	1,494,700	64,153
Transocean, Inc.	1,697,100	43,276
Weatherford International Ltd. (a)	1,180,000	47,861
		312,224
Oil & Gas - 2.9%
ChevronTexaco Corp.	1,828,700	137,153
Exxon Mobil Corp.	4,991,700	183,495
Phillips Petroleum Co.	1,192,300	61,702
TotalFinaElf SA Series B	668,500	96,999
Valero Energy Corp.	337,900	11,509
		490,858
TOTAL ENERGY		803,082
FINANCIALS - 14.1%
Banks - 2.5%
Bank One Corp.	3,657,100	142,298
Fifth Third Bancorp	1,898,300	125,421
Golden West Financial Corp.	716,800	47,130
Mellon Financial Corp.	1,146,700	30,479
Northern Trust Corp.	458,300	18,254
Wachovia Corp.	1,599,700	57,269
		420,851
Diversified Financials - 7.8%
American Express Co.	4,091,729	144,274
Charles Schwab Corp.	2,640,100	23,629
Citigroup, Inc.	9,374,054	314,406
Fannie Mae	2,709,300	202,899
Freddie Mac	3,115,400	192,999
Goldman Sachs Group, Inc.	465,800	34,073
Household International, Inc.	1,316,900	56,192
J.P. Morgan Chase & Co.	2,488,100	62,103
MBNA Corp.	3,935,800	76,315
Merrill Lynch & Co., Inc.	2,557,700	91,182
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Morgan Stanley	2,291,000	$ 92,442
State Street Corp.	1,127,400	47,915
		1,338,429
Insurance - 3.8%
AFLAC, Inc.	2,258,100	70,927
Allstate Corp.	2,467,100	93,774
American International Group, Inc.	6,685,155	427,315
MBIA, Inc.	1,074,150	53,267
		645,283
TOTAL FINANCIALS		2,404,563
HEALTH CARE - 21.6%
Biotechnology - 0.6%
Amgen, Inc. (a)	1,523,200	69,519
Human Genome Sciences, Inc. (a)	1,123,100	19,452
Protein Design Labs, Inc. (a)	1,142,300	15,524
		104,495
Health Care Equipment & Supplies - 2.8%
Baxter International, Inc.	2,535,700	101,200
Boston Scientific Corp. (a)	1,299,100	38,960
Guidant Corp. (a)	299,400	10,419
Medtronic, Inc.	4,447,700	179,687
St. Jude Medical, Inc. (a)	1,387,800	52,736
Zimmer Holdings, Inc. (a)	2,368,380	88,175
		471,177
Health Care Providers & Services - 3.9%
Cardinal Health, Inc.	1,665,675	95,943
Health Management Associates, Inc. Class A (a)	2,606,600	52,732
McKesson Corp.	3,031,400	99,794
Tenet Healthcare Corp. (a)	2,726,100	129,899
Trigon Healthcare, Inc. (a)	674,000	68,553
UnitedHealth Group, Inc.	1,893,500	165,984
Wellpoint Health Networks, Inc. (a)	675,000	48,263
		661,168
Pharmaceuticals - 14.3%
Abbott Laboratories	4,878,100	202,002
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Allergan, Inc.	1,752,800	$ 106,027
Bristol-Myers Squibb Co.	4,633,800	108,570
Eli Lilly & Co.	555,200	32,435
Forest Laboratories, Inc. (a)	1,103,800	85,511
Johnson & Johnson	7,335,104	388,761
King Pharmaceuticals, Inc. (a)	1,090,633	23,132
Merck & Co., Inc.	6,257,000	310,347
Mylan Laboratories, Inc.	585,100	18,981
Pfizer, Inc.	23,496,400	760,109
Pharmacia Corp.	2,124,500	95,050
Schering-Plough Corp.	3,836,900	97,841
Wyeth	5,103,200	203,618
		2,432,384
TOTAL HEALTH CARE		3,669,224
INDUSTRIALS - 12.1%
Aerospace & Defense - 1.5%
Boeing Co.	2,043,600	84,850
Lockheed Martin Corp.	1,767,000	113,282
Northrop Grumman Corp.	548,100	60,675
		258,807
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	926,000	60,505
Airlines - 0.3%
Southwest Airlines Co.	3,035,800	41,924
Building Products - 0.3%
Masco Corp.	2,306,200	55,810
Commercial Services & Supplies - 2.7%
Automatic Data Processing, Inc.	2,414,680	90,043
Avery Dennison Corp.	927,200	57,681
Cendant Corp. (a)	2,905,500	40,154
Cintas Corp.	1,180,900	51,829
First Data Corp.	5,315,700	185,784
Paychex, Inc.	1,434,420	37,740
		463,231
Industrial Conglomerates - 5.5%
3M Co.	505,100	63,557
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
General Electric Co.	25,916,700	$ 834,518
Tyco International Ltd.	2,946,300	37,713
		935,788
Machinery - 1.3%
Danaher Corp.	1,213,900	75,322
Illinois Tool Works, Inc.	886,100	58,474
Ingersoll-Rand Co. Ltd. Class A	573,950	22,034
Parker Hannifin Corp.	1,539,700	61,988
		217,818
Road & Rail - 0.1%
Union Pacific Corp.	269,500	15,812
TOTAL INDUSTRIALS		2,049,695
INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 2.1%
Brocade Communications System, Inc. (a)	1,453,600	27,255
Cisco Systems, Inc. (a)	18,515,000	244,213
Motorola, Inc.	4,525,100	52,491
QUALCOMM, Inc. (a)	1,314,700	36,128
		360,087
Computers & Peripherals - 2.8%
Dell Computer Corp. (a)	8,836,900	220,304
EMC Corp. (a)	3,885,700	29,143
International Business Machines Corp.	2,644,100	186,145
Network Appliance, Inc. (a)	1,896,200	16,042
Sun Microsystems, Inc. (a)	5,668,900	22,222
		473,856
Electronic Equipment & Instruments - 0.9%
Agilent Technologies, Inc. (a)	2,648,274	49,999
Millipore Corp.	964,300	31,918
Tektronix, Inc. (a)	1,687,300	31,451
Waters Corp. (a)	1,477,000	33,543
		146,911
Internet Software & Services - 0.2%
Yahoo!, Inc. (a)	2,326,613	30,641
IT Consulting & Services - 0.5%
Computer Sciences Corp. (a)	2,239,500	82,862
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 6.0%
Altera Corp. (a)	710,200	$ 8,402
Analog Devices, Inc. (a)	2,542,000	61,262
Applied Materials, Inc. (a)	3,709,100	55,154
Integrated Device Technology, Inc. (a)	1,763,500	22,573
Intel Corp.	23,644,340	444,277
International Rectifier Corp. (a)	948,200	21,865
Intersil Corp. Class A (a)	1,390,900	30,308
KLA-Tencor Corp. (a)	1,406,200	55,390
LAM Research Corp. (a)	1,182,000	14,539
Linear Technology Corp.	1,793,360	48,564
LSI Logic Corp. (a)	2,974,800	23,203
Micron Technology, Inc. (a)	3,295,900	64,237
Teradyne, Inc. (a)	2,122,800	31,842
Texas Instruments, Inc.	5,582,000	129,223
Xilinx, Inc. (a)	934,400	17,931
		1,028,770
Software - 6.3%
Adobe Systems, Inc.	579,968	13,896
BEA Systems, Inc. (a)	2,507,000	13,914
Microsoft Corp. (a)	17,688,900	848,711
Network Associates, Inc. (a)	1,685,300	20,476
Oracle Corp. (a)	8,124,800	81,321
PeopleSoft, Inc. (a)	1,267,100	22,782
Symantec Corp. (a)	716,700	24,038
Synopsys, Inc. (a)	623,253	26,657
VERITAS Software Corp. (a)	1,818,328	30,602
		1,082,397
TOTAL INFORMATION TECHNOLOGY		3,205,524
MATERIALS - 0.7%
Chemicals - 0.3%
Praxair, Inc.	1,072,000	56,066
Containers & Packaging - 0.1%
Sealed Air Corp.	520,000	7,545
Metals & Mining - 0.3%
Alcoa, Inc.	1,665,100	45,041
TOTAL MATERIALS		108,652
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.0%
AT&T Corp.	7,960,624	$ 81,039
KT Corp. sponsored ADR	1,950,500	39,829
Qwest Communications International, Inc. (a)	5,592,600	7,159
SBC Communications, Inc.	1,761,600	48,726
		176,753
Wireless Telecommunication Services - 0.2%
AT&T Wireless Services, Inc. (a)	6,963,200	32,657
TOTAL TELECOMMUNICATION SERVICES		209,410
TOTAL COMMON STOCKS (Cost $16,223,109)		16,612,930
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $2,276)	132,000	132
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 1.84% (b)	399,871,557	399,872
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	24,223,200	24,223
TOTAL MONEY MARKET FUNDS (Cost $424,095)		424,095
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $16,649,480)		17,037,157
NET OTHER ASSETS - (0.1)%		(16,349)
NET ASSETS - 100%		$ 17,020,808
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 2,276
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $6,830,528,000 and $6,539,921,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $532,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $132,000 or 0.0% of net assets.

Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $1,572,081,000 all of which will expire on July 31, 2010.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $1,304,994,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $23,534) (cost $16,649,480) - See accompanying schedule		$ 17,037,157
Receivable for investments sold		61,911
Receivable for fund shares sold		50,913
Dividends receivable		9,683
Interest receivable		501
Other receivables		55
Total assets		17,160,220
Liabilities
Payable for investments purchased	$ 86,102
Payable for fund shares redeemed	18,677
Accrued management fee	6,810
Other payables and accrued expenses	3,600
Collateral on securities loaned, at value	24,223
Total liabilities		139,412
Net Assets		$ 17,020,808
Net Assets consist of:
Paid in capital		$ 19,506,386
Undistributed net investment income		21,321
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,894,586)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		387,687
Net Assets, for 512,013 shares outstanding		$ 17,020,808
Net Asset Value, offering price and redemption price per share ($17,020,808 ÷ 512,013 shares)		$ 33.24

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2002
Investment Income
Dividends		$ 192,289
Interest		11,716
Security lending		183
Total income		204,188
Expenses
Management fee Basic fee	$ 119,892
Performance adjustment	(18,343)
Transfer agent fees	53,216
Accounting and security lending fees	1,340
Non-interested trustees' compensation	64
Custodian fees and expenses	329
Registration fees	190
Audit	116
Legal	113
Miscellaneous	321
Total expenses before reductions	157,238
Expense reductions	(3,823)	153,415
Net investment income (loss)		50,773
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,774,174)
Foreign currency transactions	(29)
Total net realized gain (loss)		(1,774,203)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,362,251)
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		(4,362,255)
Net gain (loss)		(6,136,458)
Net increase (decrease) in net assets resulting from operations		$ (6,085,685)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,773	$ 2,904
Net realized gain (loss)	(1,774,203)	(483,991)
Change in net unrealized appreciation (depreciation)	(4,362,255)	(6,081,376)
Net increase (decrease) in net assets resulting from operations	(6,085,685)	(6,562,463)
Distributions to shareholders from net investment income	(30,589)	-
Distributions to shareholders from net realized gain	-	(1,244,515)
Total distributions	(30,589)	(1,244,515)
Share transactions Net proceeds from sales of shares	5,075,169	6,149,616
Reinvestment of distributions	29,819	1,219,279
Cost of shares redeemed	(5,000,331)	(5,683,556)
Net increase (decrease) in net assets resulting from share transactions	104,657	1,685,339
Total increase (decrease) in net assets	(6,011,617)	(6,121,639)
Net Assets
Beginning of period	23,032,425	29,154,064
End of period (including undistributed net investment income of $21,321 and undistributed net investment income of $2,779, respectively)	$ 17,020,808	$ 23,032,425
Other Information Shares
Sold	127,561	118,810
Issued in reinvestment of distributions	701	20,917
Redeemed	(127,201)	(112,646)
Net increase (decrease)	1,061	27,081

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 45.08	$ 60.25	$ 53.20	$ 47.06	$ 41.21
Income from Investment Operations
Net investment income (loss) C	.10	.01	(.01)	.16	.22
Net realized and unrealized gain (loss)	(11.88)	(12.66)	9.27	8.14	7.64
Total from investment operations	(11.78)	(12.65)	9.26	8.30	7.86
Distributions from net investment income	(.06)	-	(.14)	(.10)	(.26)
Distributions from net realized gain	-	(2.52)	(2.07)	(2.06)	(1.75)
Total distributions	(.06)	(2.52)	(2.21)	(2.16)	(2.01)
Net asset value, end of period	$ 33.24	$ 45.08	$ 60.25	$ 53.20	$ 47.06
Total Return A, B	(26.16)%	(21.92)%	17.97%	19.30%	20.17%
Ratios to Average Net Assets D
Expenses before expense reductions	.76%	.89%	.88%	.71%	.72%
Expenses net of voluntary waivers, if any	.76%	.89%	.88%	.71%	.72%
Expenses net of all reductions	.74%	.87%	.86%	.70%	.70%
Net investment income (loss)	.25%	.01%	(.02)%	.32%	.52%
Supplemental Data
Net assets, end of period (in millions)	$ 17,021	$ 23,032	$ 29,154	$ 23,684	$ 17,006
Portfolio turnover rate	33%	46%	40%	38%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former one time sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Blue Chip Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 3,221,137
Unrealized depreciation	(2,850,961)
Net unrealized appreciation (depreciation)	370,176
Undistributed ordinary income	21,321
Capital loss carryforward	(1,572,081)
Total Distributable earnings	$ (1,180,584)
Cost for federal income tax purposes	$ 16,666,981

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

Ordinary Income	$30,589

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .49% of the fund's average net assets.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received deferred sales charges of $29 on redemption of shares of the fund.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $11,714 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $3,242 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $581.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the portfolio of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 263 funds advised by FMR or an affiliate. Mr. McCoy oversees 265 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 209 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

President of Blue Chip Growth. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Blue Chip Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (health care service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Name, Age; Principal Occupation
John B. McDowell (43)

Year of Election or Appointment: 2002

Vice President of Blue Chip Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Blue Chip Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Blue Chip Growth. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Blue Chip Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Blue Chip Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Blue Chip Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on August 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	34,152,718,540.11	89.928
Against	1,595,684,478.44	4.202
Abstain	2,229,268,880.72	5.870
TOTAL	37,977,671,899.27	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	33,359,879,895.48	87.841
Against	2,506,585,409.20	6.600
Abstain	2,111,206,594.59	5.559
TOTAL	37,977,671,899.27	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	36,227,611,366.72	95.392
Withheld	1,750,060,532.55	4.608
TOTAL	37,977,671,899.27	100.00
Ralph F. Cox
Affirmative	36,182,850,121.37	95.274
Withheld	1,794,821,777.90	4.726
TOTAL	37,977,671,899.27	100.00
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	36,151,180,469.12	95.191
Withheld	1,826,491,430.15	4.809
TOTAL	37,977,671,899.27	100.00
Robert M. Gates
Affirmative	36,207,443,324.51	95.339
Withheld	1,770,228,574.76	4.661
TOTAL	37,977,671,899.27	100.00
Abigail P. Johnson
Affirmative	36,153,684,587.30	95.197
Withheld	1,823,987,311.97	4.803
TOTAL	37,977,671,899.27	100.00
Edward C. Johnson 3d
Affirmative	36,146,668,992.04	95.179
Withheld	1,831,002,907.23	4.821
TOTAL	37,977,671,899.27	100.00
Donald J. Kirk
Affirmative	36,212,215,628.07	95.351
Withheld	1,765,456,271.20	4.649
TOTAL	37,977,671,899.27	100.00
Marie L. Knowles
Affirmative	36,228,946,938.21	95.395
Withheld	1,748,724,961.06	4.605
TOTAL	37,977,671,899.27	100.00
Ned C. Lautenbach
Affirmative	36,247,557,672.80	95.444
Withheld	1,730,114,226.47	4.556
TOTAL	37,977,671,899.27	100.00
Peter S. Lynch
Affirmative	36,238,626,074.48	95.421
Withheld	1,739,045,824.79	4.579
TOTAL	37,977,671,899.27	100.00
*Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	36,208,314,198.20	95.341
Withheld	1,769,357,701.07	4.659
TOTAL	37,977,671,899.27	100.00
William O. McCoy
Affirmative	36,216,504,381.47	95.371
Withheld	1,758,167,517.80	4.629
TOTAL	37,977,671,899.27	100.00
William S. Stavropoulos
Affirmative	36,124,608,895.89	95.121
Withheld	1,853,063,003.38	4.879
TOTAL	37,977,671,899.27	100.00
PROPOSAL 4
To eliminate a fundamental investment policy of the fund.
	# of Votes	% of Votes
Affirmative	8,372,469,066.92	82.084
Against	934,996,173.45	9.167
Abstain	701,603,524.73	6.879
Broker Non-Votes	190,751,493.80	1.870
TOTAL	10,199,820,258.90	100.00
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	8,479,257,994.98	83.131
Against	827,005,820.66	8.108
Abstain	702,804,949.46	6.891
Broker Non-Votes	190,751,493.80	1.870
TOTAL	10,199,820,258.90	100.00
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	8,404,212,024.08	82.396
Against	897,888,253.90	8.803
Abstain	706,968,487.12	6.931
Broker Non-Votes	190,751,493.80	1.870
TOTAL	10,199,820,258.90	100.00

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund®II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

BCF-ANN-0902 158011
1.536058.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Dividend Growth

Fund

Annual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often regarded as a barometer of overall U.S. stock market performance - recorded two of its three largest point gains ever in late July. Still, many equity benchmarks were lingering near four- to five-year lows through the first seven months of 2002, due in part to investors' lack of faith in corporate accounting standards. As a result, many investors turned to fixed-income securities for capital protection.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® Dividend Growth	-24.04%	28.28%	263.63%
S&P 500 ®	-23.63%	2.23%	147.85%
Growth Funds Average	-25.71%	-3.27%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 27, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,995 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Dividend Growth	-24.04%	5.11%	14.95%
S&P 500	-23.63%	0.44%	10.29%
Growth Funds Average	-25.71%	-1.11%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Dividend Growth Fund on April 27, 1993, when the fund started. As the chart shows, by July 31, 2002, the value of the investment would have grown to $36,363 - a 263.63% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $24,785 - a 147.85% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The LipperSM large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2002, the one year and five year cumulative total returns for the large-cap core funds average were -24.18% and -3.90%, respectively. The one year and five year average annual total returns were -24.18% and -0.96%, respectively. The one year and five year cumulative total returns for the large-cap supergroup average were -25.22% and -5.38%, respectively. The one year and five year average annual total returns were -25.22% and -1.34%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Where's the bottom? Was it reached in late July 2002, when the Dow Jones Industrial AverageSM recorded two of its three best single day point gains ever? Or was it just a head fake, another tissue-thin false bottom before the next plunge? Only time will tell. But one thing for certain is that during the 12-month period ending July 31, 2002, equity investors endured one of the most challenging years in market history. Stocks recoiled from a series of tragic and troubling events that threatened investor confidence on a number of levels. When the period began, the U.S. economy was in recession, typically not a good time for stocks overall. Then came September 11, an unprecedented event that closed equity markets for nearly a week and sent them tumbling upon reopening. Shaken but not beaten, equity investors demonstrated their faith in the economic system, and stocks enjoyed a solid rebound in the fourth quarter of 2001. But then came the scandals: Enron, Arthur Andersen, WorldCom . . . and as the list went on, stock prices went down. When all was said and done, the blue-chip bellwether Dow Jones Industrial Average ended the 12-month period down 15.39%; the NASDAQ Composite® Index declined 34.26%; and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 23.63%.

(Portfolio Manager photograph)
An interview with Charles Mangum, Portfolio Manager of Fidelity Dividend Growth Fund

Q. How did the fund perform, Charles?

A. The fund's performance for the 12 months ended July 31, 2002, reflected the difficult environment we were operating in. The fund returned -24.04% during that time, while the Standard & Poor's 500 Index returned -23.63%, and the growth funds average, as tracked by Lipper Inc., returned -25.71%.

Q. The fund historically has gained more ground in tough markets. What happened this time?

A. First and foremost, the fund's performance was hindered by several bad stock picks on my part, most notably diversified media company Clear Channel Communications and drug stock Bristol-Myers Squibb. Both of these holdings fell in value for different reasons. For Bristol-Myers, anything that could have gone wrong basically did - including patent renewal rejections and a poor success rate for late-stage clinical products. Clear Channel, on the other hand, declined due to negative sentiment regarding several of the company's acquisitions during the period. These stocks were far and away the fund's biggest disappointments, but I still held a favorable view on their long-term prospects.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What other factors held the fund back?

A. In hindsight, my biggest mistake was shifting from a conservative mentality to an aggressive mindset prematurely. Within finance, for example, I added to the fund's stakes in more of the brokerage-type names such as Citigroup and Merrill Lynch, and I de-emphasized conservative areas such as regional banks. My thinking was that brokerage stocks were trading at significant discounts and their fundamentals were weak, giving them - I felt - more growth upside than regional banks, where fundamentals were stronger. Unfortunately, the market didn't share my viewpoint as investors continued to reward conservative names and seemed to punish everything else. Consumer staple stock Procter & Gamble was another example. I sold out of the fund's position in P&G during the first half of the period because I felt its valuation had gotten too rich. Then I watched from the sidelines as the company's stock price continued to climb. I'm sticking with the aggressive approach for now, because I firmly believe it will pay dividends down the road. I just made the jump a bit too early.

Q. Let's talk about some positives. What factors helped the fund's performance during the period?

A. Surprisingly, the sector that contributed most positively during the period was technology. The fund benefited relative to the S&P 500 by having slightly underweighted positions in industry leaders such as Microsoft and Oracle, and its investment in Dell Computer resulted in positive gains. I also was able to avoid many of the landmines within the tech sector during the period. Several of the fund's consumer-related holdings also worked out nicely as investors retreated to well-known, everyday-use brand names. Coca-Cola was the fund's second-best performer during the period, while Alberto-Culver - which makes a variety of health and beauty products - also performed well.

Q. Which other stocks performed well during the period? Which ones were disappointments?

A. Philip Morris was a good stock for a couple of reasons. First, the company came through on its earnings targets in a very unstable climate, and second, the cloud of tobacco litigation began to clear slightly. Another good performer was ChoicePoint, a company that provides risk management-related data to clients ranging from insurance companies to the U.S. government. In terms of disappointments, the fund's investments in Computer Associates and Tyco International underperformed, and the fund was held back further by not owning certain stocks, including health care company Johnson & Johnson and retailer Wal-Mart. AOL Time Warner continued to struggle as well, as the company experienced more growing pains from its landmark merger. Looking down the road, I feel that the company's impressive collection of media assets could eventually serve its shareholders well.

Q. What's your outlook, Charles?

A. I'm increasingly bullish on the market, mainly because I'm starting to see more attractive valuations out there. Good valuations are half the battle. We're also seeing some much-welcomed firmness in the economy, and interest rate levels, for now at least, remain attractive. Add it all up, and these factors could contribute to a restoration of investor confidence and a better earnings environment.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in common stocks of companies that have the potential to increase their current dividend or begin paying a dividend

Fund number: 330

Trading symbol: FDGFX

Start date: April 27, 1993

Size: as of July 31, 2002, more than $12.6 billion

Manager: Charles Mangum, since 1997; various Fidelity funds, 1992-1997; joined Fidelity in 1990

3

Charles Mangum on the beleaguered drug stocks - and why he's sticking with them:

"It's been painful to watch the struggles of the pharmaceutical industry during the past 12 months. But while the poor performance of the drug group has hampered the fund's performance, it's very much worth noting that the drug industry has been down this difficult road before - and has at least battled back from adversity, or the perception of adversity - on many occasions.

"The group fell under scrutiny, for instance, as far back as the 1960s, when lawmakers conducted hearings on the industry's pricing methods - and as recently as the mid-1990s, when there was talk of a nationalized health care plan. But the drug stocks have always bounced back.

"This most recent confluence of negative events has hit particularly hard, but I'm confident that the group can rebound again. First, these companies have a good track record of generating strong cash flows, and most are generally well run. Also, the U.S. drug business continued to grow at a healthy 10% annual clip during the period, and the aging demographics of the country are favorable. I think it's only a matter of time until the industry's strong fundamentals resurface, and investors reacquaint themselves with these stocks."

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	7.3	7.0
General Electric Co.	6.0	4.1
American International Group, Inc.	5.4	2.2
Fannie Mae	3.9	3.7
Clear Channel Communications, Inc.	3.8	4.5
Citigroup, Inc.	3.4	2.6
Pfizer, Inc.	3.1	2.3
Schering-Plough Corp.	2.8	1.3
Conoco, Inc.	2.7	2.6
Philip Morris Companies, Inc.	2.6	2.4
	41.0
Top Five Market Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.1	19.0
Health Care	20.3	18.0
Information Technology	9.8	13.3
Industrials	9.5	10.1
Consumer Discretionary	9.2	10.4
Asset Allocation (% of fund's net assets)
As of July 31, 2002 *		As of January 31, 2002 **
	Stocks 91.6%		Stocks 93.0%
	Convertible Securities 2.7%		Convertible Securities 3.5%
	Short-Term Investments and Net Other Assets 5.7%		Short-Term Investments and Net Other Assets 3.5%
* Foreign investments	0.7%	** Foreign investments	1.3%

Annual Report

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 91.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 8.8%
Auto Components - 0.2%
Dana Corp.	1,235,100	$ 19,860
Hotels, Restaurants & Leisure - 0.5%
McDonald's Corp.	2,546,500	63,026
Household Durables - 0.1%
Leggett & Platt, Inc.	584,000	13,134
Leisure Equipment & Products - 0.1%
Brunswick Corp.	741,000	16,954
Media - 5.2%
AOL Time Warner, Inc. (a)	15,567,982	179,032
Clear Channel Communications, Inc. (a)	18,373,940	478,641
		657,673
Multiline Retail - 0.6%
Federated Department Stores, Inc. (a)	365,500	13,746
Target Corp.	1,719,600	57,349
		71,095
Specialty Retail - 2.1%
Home Depot, Inc.	4,594,600	141,881
Limited Brands, Inc.	1,320,000	23,720
Lowe's Companies, Inc.	2,733,300	103,455
		269,056
TOTAL CONSUMER DISCRETIONARY		1,110,798
CONSUMER STAPLES - 8.9%
Beverages - 1.9%
PepsiCo, Inc.	3,170,290	136,132
The Coca-Cola Co.	2,001,200	99,940
		236,072
Food & Drug Retailing - 2.6%
Albertson's, Inc.	2,710,800	76,390
CVS Corp.	6,516,000	186,358
Safeway, Inc. (a)	2,474,500	68,841
		331,589
Food Products - 0.0%
McCormick & Co., Inc. (non-vtg.)	266,200	6,056
Personal Products - 1.8%
Alberto-Culver Co.:
Class A (c)	3,987,300	179,389
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - continued
Alberto-Culver Co.: - continued
Class B	5,000	$ 238
Gillette Co.	1,294,010	42,547
		222,174
Tobacco - 2.6%
Philip Morris Companies, Inc.	7,263,500	334,484
TOTAL CONSUMER STAPLES		1,130,375
ENERGY - 5.5%
Energy Equipment & Services - 0.4%
Cooper Cameron Corp. (a)	365,000	15,691
GlobalSantaFe Corp.	513,279	11,569
Halliburton Co.	1,432,000	18,902
		46,162
Oil & Gas - 5.1%
ChevronTexaco Corp.	2,300,900	172,568
Conoco, Inc.	14,080,852	339,630
Exxon Mobil Corp.	3,811,900	140,125
		652,323
TOTAL ENERGY		698,485
FINANCIALS - 22.1%
Banks - 4.5%
Bank of America Corp.	1,079,600	71,793
Bank One Corp.	1,595,100	62,065
Comerica, Inc.	1,202,745	69,952
FleetBoston Financial Corp.	5,318,000	123,378
PNC Financial Services Group, Inc.	1,696,310	71,499
Synovus Financial Corp.	1,639,900	39,358
Wachovia Corp.	3,723,062	133,286
		571,331
Diversified Financials - 11.3%
Citigroup, Inc.	12,881,639	432,050
Fannie Mae	6,521,480	488,394
Goldman Sachs Group, Inc.	749,900	54,855
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Merrill Lynch & Co., Inc.	6,692,100	$ 238,573
Morgan Stanley	5,320,300	214,674
		1,428,546
Insurance - 6.3%
Allmerica Financial Corp.	1,437,000	39,230
American International Group, Inc.	10,739,400	686,462
Hartford Financial Services Group, Inc.	1,063,300	53,803
PartnerRe Ltd.	344,000	16,615
		796,110
TOTAL FINANCIALS		2,795,987
HEALTH CARE - 20.3%
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	391,800	15,637
C.R. Bard, Inc.	1,006,200	54,405
Guidant Corp. (a)	1,763,600	61,373
		131,415
Health Care Providers & Services - 7.3%
Cardinal Health, Inc.	16,110,070	927,945
Pharmaceuticals - 12.0%
Bristol-Myers Squibb Co.	11,759,916	275,535
Eli Lilly & Co.	117,900	6,888
Merck & Co., Inc.	5,419,600	268,812
Pfizer, Inc.	12,306,700	398,122
Pharmacia Corp.	821,700	36,763
Schering-Plough Corp.	13,653,100	348,154
Wyeth	4,427,600	176,661
		1,510,935
TOTAL HEALTH CARE		2,570,295
INDUSTRIALS - 9.5%
Airlines - 0.2%
AMR Corp. (a)	710,500	7,943
Delta Air Lines, Inc.	763,800	11,900
Northwest Airlines Corp. (a)	745,700	6,920
		26,763
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - 0.3%
Masco Corp.	1,453,300	$ 35,170
Commercial Services & Supplies - 1.1%
Automatic Data Processing, Inc.	549,100	20,476
ChoicePoint, Inc. (a)	1,423,200	59,618
First Data Corp.	1,551,500	54,225
		134,319
Industrial Conglomerates - 7.2%
General Electric Co.	23,703,900	763,266
Tyco International Ltd.	11,907,700	152,419
		915,685
Machinery - 0.4%
Ingersoll-Rand Co. Ltd. Class A	1,121,800	43,066
Parker Hannifin Corp.	191,700	7,718
		50,784
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.	1,468,690	43,209
TOTAL INDUSTRIALS		1,205,930
INFORMATION TECHNOLOGY - 7.9%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	5,672,200	74,816
Comverse Technology, Inc. (a)	3,800,000	30,248
		105,064
Computers & Peripherals - 1.8%
Dell Computer Corp. (a)	6,908,700	172,234
EMC Corp. (a)	3,810,300	28,577
Sun Microsystems, Inc. (a)	5,347,000	20,960
		221,771
Electronic Equipment & Instruments - 0.3%
Solectron Corp. (a)	8,100,200	32,401
IT Consulting & Services - 0.2%
Computer Sciences Corp. (a)	70,700	2,616
Electronic Data Systems Corp.	711,100	26,147
		28,763
Semiconductor Equipment & Products - 2.0%
Altera Corp. (a)	1,302,400	15,407
Analog Devices, Inc. (a)	800,000	19,280
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Intel Corp.	4,230,700	$ 79,495
Linear Technology Corp.	579,000	15,679
Micron Technology, Inc. (a)	2,495,100	48,629
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,627,680	23,964
Texas Instruments, Inc.	200,000	4,630
United Microelectronics Corp. sponsored ADR	4,735,600	28,129
Xilinx, Inc. (a)	577,700	11,086
		246,299
Software - 2.8%
Adobe Systems, Inc.	831,170	19,915
Computer Associates International, Inc.	4,697,200	43,872
Microsoft Corp. (a)	5,593,700	268,386
Network Associates, Inc. (a)	736,100	8,944
Oracle Corp. (a)	1,043,400	10,443
VERITAS Software Corp. (a)	377,000	6,345
		357,905
TOTAL INFORMATION TECHNOLOGY		992,203
MATERIALS - 0.4%
Chemicals - 0.2%
E.I. du Pont de Nemours & Co.	227,100	9,518
Praxair, Inc.	207,365	10,845
		20,363
Metals & Mining - 0.2%
Alcoa, Inc.	1,072,800	29,019
TOTAL MATERIALS		49,382
TELECOMMUNICATION SERVICES - 6.2%
Diversified Telecommunication Services - 6.0%
AT&T Corp.	5,107,681	51,996
BellSouth Corp.	6,343,900	170,334
Qwest Communications International, Inc. (a)	22,320,900	28,571
SBC Communications, Inc.	8,755,091	242,166
Verizon Communications, Inc.	8,000,250	264,008
		757,075
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.2%
Nextel Communications, Inc. Class A (a)	4,604,200	$ 26,382
TOTAL TELECOMMUNICATION SERVICES		783,457
UTILITIES - 2.0%
Electric Utilities - 1.9%
FirstEnergy Corp.	3,726,900	114,602
Southern Co.	2,470,600	71,104
TXU Corp.	1,296,300	55,909
		241,615
Multi-Utilities & Unregulated Power - 0.1%
AES Corp. (a)	1,728,300	3,543
TOTAL UTILITIES		245,158
TOTAL COMMON STOCKS (Cost $13,560,055)		11,582,070
Convertible Preferred Stocks - 0.0%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
AES Trust VII $3.00 (Cost $13,160)	936,200	5,046
Corporate Bonds - 2.7%
Ratings (unaudited) (e)		Principal Amount (000s)
Convertible Bonds - 2.7%
CONSUMER DISCRETIONARY - 0.4%
Media - 0.3%
EchoStar Communications Corp.:
4.875% 1/1/07	Caa1	$ 28,560	19,706
5.75% 5/15/08 (d)	Caa1	16,500	11,220
			30,926
Corporate Bonds - continued
Ratings (unaudited) (e)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (d)	Ba3	$ 15,590	$ 15,907
TOTAL CONSUMER DISCRETIONARY			46,833
FINANCIALS - 0.0%
Diversified Financials - 0.0%
Elan Finance Corp. Ltd. liquid yield option note 0% 12/14/18	Caa1	7,170	1,828
INFORMATION TECHNOLOGY - 1.9%
Communications Equipment - 1.2%
CIENA Corp. 3.75% 2/1/08	Ba3	23,425	13,938
Comverse Technology, Inc. 1.5% 12/1/05	BB	7,530	5,837
Juniper Networks, Inc. 4.75% 3/15/07	B2	75,970	50,705
ONI Systems Corp. 5% 10/15/05	B-	102,070	68,334
Redback Networks, Inc. 5% 4/1/07	-	39,460	13,771
			152,585
Electronic Equipment & Instruments - 0.4%
Sanmina-SCI Corp. 4.25% 5/1/04	Ba2	55,405	45,709
Semiconductor Equipment & Products - 0.3%
Agere Systems, Inc. 6.5% 12/15/09	B2	9,674	7,810
Atmel Corp. 0% 5/23/21	CCC+	14,729	3,056
LSI Logic Corp. 4% 2/15/05	Ba3	2,240	1,772
Vitesse Semiconductor Corp. 4% 3/15/05	B3	44,910	31,044
			43,682
TOTAL INFORMATION TECHNOLOGY			241,976
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc.:
6% 6/1/11 (d)	B3	20,000	11,400
6% 6/1/11	B3	63,450	36,167
			47,567
TOTAL CONVERTIBLE BONDS			338,204
Corporate Bonds - continued
Ratings (unaudited) (e)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - 0.0%
UTILITIES - 0.0%
Multi-Utilities & Unregulated Power - 0.0%
AES Corp.:
9.375% 9/15/10	Ba3	$ 13,425	$ 5,370
9.5% 6/1/09	Ba3	4,485	1,839
			7,209
TOTAL CORPORATE BONDS (Cost $430,709)			345,413
Money Market Funds - 5.0%
	Shares
Fidelity Cash Central Fund, 1.84% (b)	610,650,714	610,651
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	18,962,600	18,963
TOTAL MONEY MARKET FUNDS (Cost $629,614)		629,614
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $14,633,538)		12,562,143
NET OTHER ASSETS - 0.7%		86,036
NET ASSETS - 100%		$ 12,648,179
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $38,527,000 or 0.3% of net assets.

(e) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $13,522,755,000 and $11,429,096,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $841,000 for the period.

Income Tax Information
The fund hereby designates approximately $161,644,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At July 31, 2002, the fund had a capital loss carryforward of approximately $221,038,000 all of which will expire on July 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $16,041) (cost $14,633,538) - See accompanying schedule		$ 12,562,143
Cash		205
Receivable for investments sold		98,119
Receivable for fund shares sold		101,691
Dividends receivable		18,546
Interest receivable		7,774
Other receivables		15
Total assets		12,788,493
Liabilities
Payable for investments purchased	$ 95,603
Payable for fund shares redeemed	16,187
Accrued management fee	8,286
Other payables and accrued expenses	1,275
Collateral on securities loaned, at value	18,963
Total liabilities		140,314
Net Assets		$ 12,648,179
Net Assets consist of:
Paid in capital		$ 15,008,239
Undistributed net investment income		89,855
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(378,524)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,071,391)
Net Assets, for 569,752 shares outstanding		$ 12,648,179
Net Asset Value, offering price and redemption price per share ($12,648,179 ÷ 569,752 shares)		$ 22.20

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2002
Investment Income
Dividends (including $1,445 received from affiliated issuers)		$ 195,489
Interest		75,681
Security lending		279
Total income		271,449
Expenses
Management fee Basic fee	$ 85,229
Performance adjustment	25,071
Transfer agent fees	31,954
Accounting and security lending fees	1,085
Non-interested trustees' compensation	46
Custodian fees and expenses	246
Registration fees	407
Audit	105
Legal	70
Miscellaneous	216
Total expenses before reductions	144,429
Expense reductions	(4,622)	139,807
Net investment income (loss)		131,642
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $5,646 on sales of investments in affiliated issuers)	(259,085)
Foreign currency transactions	12
Total net realized gain (loss)		(259,073)
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,908,762)
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation (depreciation)		(3,908,757)
Net gain (loss)		(4,167,830)
Net increase (decrease) in net assets resulting from operations		$ (4,036,188)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 131,642	$ 66,189
Net realized gain (loss)	(259,073)	407,614
Change in net unrealized appreciation (depreciation)	(3,908,757)	9,069
Net increase (decrease) in net assets resulting from operations	(4,036,188)	482,872
Distributions to shareholders from net investment income	(76,000)	(63,404)
Distributions to shareholders from net realized gain	(163,168)	(849,513)
Total distributions	(239,168)	(912,917)
Share transactions Net proceeds from sales of shares	6,234,565	6,231,162
Reinvestment of distributions	230,633	883,411
Cost of shares redeemed	(4,004,387)	(2,653,375)
Net increase (decrease) in net assets resulting from share transactions	2,460,811	4,461,198
Total increase (decrease) in net assets	(1,814,545)	4,031,153
Net Assets
Beginning of period	14,462,724	10,431,571
End of period (including undistributed net investment income of $89,855 and undistributed net investment income of $45,363, respectively)	$ 12,648,179	$ 14,462,724
Other Information Shares
Sold	229,387	209,167
Issued in reinvestment of distributions	8,598	28,999
Redeemed	(154,448)	(89,565)
Net increase (decrease)	83,537	148,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 29.75	$ 30.90	$ 31.14	$ 28.11	$ 25.07
Income from Investment Operations
Net investment income (loss) B	.24 D	.16	.15	.17	.17
Net realized and unrealized gain (loss)	(7.31) D	1.27	1.89	5.18	5.21
Total from investment operations	(7.07)	1.43	2.04	5.35	5.38
Distributions from net investment income	(.15)	(.18)	(.14)	(.13)	(.15)
Distributions from net realized gain	(.33)	(2.40)	(2.14)	(2.19)	(2.19)
Total distributions	(.48)	(2.58)	(2.28)	(2.32)	(2.34)
Net asset value, end of period	$ 22.20	$ 29.75	$ 30.90	$ 31.14	$ 28.11
Total Return A	(24.04)%	4.58%	7.00%	21.90%	23.81%
Ratios to Average Net Assets C
Expenses before expense reductions	.98%	.97%	.77%	.87%	.89%
Expenses net of voluntary waivers, if any	.98%	.97%	.77%	.87%	.89%
Expenses net of all reductions	.95%	.94%	.74%	.84%	.86%
Net investment income (loss)	.90% D	.54%	.52%	.58%	.64%
Supplemental Data
Net assets, end of period (in millions)	$ 12,648	$ 14,463	$ 10,432	$ 14,283	$ 7,371
Portfolio turnover rate	81%	88%	86%	104%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.06 and decrease net realized and unrealized gain (loss) per share by $.06. Without this change the ratio of net investment income (loss) to average net assets would have been .68%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Dividend Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 945,801
Unrealized depreciation	(3,075,822)
Net unrealized appreciation (depreciation)	(2,130,021)
Undistributed ordinary income	71,130
Capital loss carryforward	(221,038)
Total Distributable earnings	$ (2,279,929)
Cost for federal income tax purposes	$ 14,692,164

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 77,524
Long-term Capital Gains	161,644
Total	$ 239,168

Change in Accounting Principle. Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $16,149 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on August 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $32,330; decrease net unrealized appreciation/ depreciation by $17,409; and decrease net realized gain (loss) by $14,921. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .75% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $11,376 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $4,298 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $12 and $312, respectively.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Alberto-Culver Co. Class A	$ -	$ 6,324	$ 1,445	$ 179,389

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

September 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR or an affiliate. Mr. McCoy oversees 264 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 208 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

President of Dividend Growth. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Dividend Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is a President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Art Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

John McDowell (43)

Year of Election or Appointment: 2002

Vice President of Dividend Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles A. Mangum (37)

Year of Election or Appointment: 1997

Vice President of Dividend Growth. Mr. Mangum also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Dividend Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Dividend Growth. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1993 Assistant Treasurer of Dividend Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Dividend Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Dividend Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on August 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	34,152,718,540.11	89.928
Against	1,595,684,478.44	4.202
Abstain	2,229,268,880.72	5.870
TOTAL	37,977,671,899.27	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	33,359,879,895.48	87.841
Against	2,506,585,409.20	6.600
Abstain	2,111,206,594.59	5.559
TOTAL	37,977,671,899.27	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	36,227,611,366.72	95.392
Withheld	1,750,060,532.55	4.608
TOTAL	37,977,671,899.27	100.00
Ralph F. Cox
Affirmative	36,182,850,121.37	95.274
Withheld	1,794,821,777.90	4.726
TOTAL	37,977,671,899.27	100.00
Phyllis Burke Davis
Affirmative	36,151,180,469.12	95.191
Withheld	1,826,491,430.15	4.809
TOTAL	37,977,671,899.27	100.00
	# of Votes	% of Votes
Robert M. Gates
Affirmative	36,207,443,324.51	95.339
Withheld	1,770,228,574.76	4.661
TOTAL	37,977,671,899.27	100.00
Abigail P. Johnson
Affirmative	36,153,684,587.30	95.197
Withheld	1,823,987,311.97	4.803
TOTAL	37,977,671,899.27	100.00
Edward C. Johnson 3d
Affirmative	36,146,668,992.04	95.179
Withheld	1,831,002,907.23	4.821
TOTAL	37,977,671,899.27	100.00
Donald J. Kirk
Affirmative	36,212,215,628.07	95.351
Withheld	1,765,456,271.20	4.649
TOTAL	37,977,671,899.27	100.00
Marie L. Knowles
Affirmative	36,228,946,938.21	95.395
Withheld	1,748,724,961.06	4.605
TOTAL	37,977,671,899.27	100.00
Ned C. Lautenbach
Affirmative	36,247,557,672.80	95.444
Withheld	1,730,114,226.47	4.556
TOTAL	37,977,671,899.27	100.00
Peter S. Lynch
Affirmative	36,238,626,074.48	95.421
Withheld	1,739,045,824.79	4.579
TOTAL	37,977,671,899.27	100.00
Marvin L. Mann
Affirmative	36,208,314,198.20	95.341
Withheld	1,769,357,701.07	4.659
TOTAL	37,977,671,899.27	100.00

*Denotes trust-wide proposals and voting results.

Annual Report

Proxy Voting Results - continued

	# of Votes	% of Votes
William O. McCoy
Affirmative	36,216,504,381.47	95.371
Withheld	1,758,167,517.80	4.629
TOTAL	37,977,671,899.27	100.00
William S. Stavropoulos
Affirmative	36,124,608,895.89	95.121
Withheld	1,853,063,003.38	4.879
TOTAL	37,977,671,899.27	100.00
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	6,644,594,550.80	84.629
Against	514,692,287.86	6.555
Abstain	429,292,880.87	5.468
Broker Non-Votes	262,902,861.30	3.348
TOTAL	7,851,482,580.83	100.00
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	6,574,065,386.51	83.730
Against	575,981,896.06	7.337
Abstain	438,532,436.96	5.585
Broker Non-Votes	262,902,861.30	3.348
TOTAL	7,851,482,580.83	100.00

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

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Annual Report

July 31, 2002

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Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often regarded as a barometer of overall U.S. stock market performance - recorded two of its three largest point gains ever in late July. Still, many equity benchmarks were lingering near four- to five-year lows through the first seven months of 2002, due in part to investors' lack of faith in corporate accounting standards. As a result, many investors turned to fixed-income securities for capital protection.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC	-28.82%	-5.29%	131.97%
NASDAQ®	-34.26%	-15.36%	143.43%
Mid-Cap Funds Average	-22.96%	10.39%	157.45%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the NASDAQ Composite ® Index - a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 654 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.*

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity OTC	-28.82%	-1.08%	8.78%
NASDAQ	-34.26%	-3.28%	9.30%
Mid-Cap Funds Average	-22.96%	1.45%	9.56%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® OTC Portfolio on July 31, 1992. As the chart shows, by July 31, 2002, the value of the investment would have grown to $23,197 - a 131.97% increase on the initial investment. For comparison, look at how the NASDAQ Composite Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $24,343 - a 143.43% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2002, the one year, five year and 10 year cumulative total returns for the multi-cap growth funds average were -31.69%, -4.74%, and 120.44%, respectively. The one year, five year and 10 year average annual total returns were -31.69%, -1.41%, and 7.74%. The one year, five year and 10 year cumulative total returns for the multi-cap supergroup average were -23.89%, 5.20%, and 156.17%, respectively. The one year, five year and 10 year average annual total returns were -23.89%, 0.62%, and 9.51%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Where's the bottom? Was it reached in late July 2002, when the Dow Jones Industrial AverageSM recorded two of its three best single day point gains ever? Or was it just a head fake, another tissue-thin false bottom before the next plunge? Only time will tell. But one thing for certain is that during the 12-month period ending July 31, 2002, equity investors endured one of the most challenging years in market history. Stocks recoiled from a series of tragic and troubling events that threatened investor confidence on a number of levels. When the period began, the U.S. economy was in recession, typically not a good time for stocks overall. Then came September 11, an unprecedented event that closed equity markets for nearly a week and sent them tumbling upon reopening. Shaken but not beaten, equity investors demonstrated their faith in the economic system, and stocks enjoyed a solid rebound in the fourth quarter of 2001. But then came the scandals: Enron, Arthur Andersen, WorldCom . . . and as the list went on, stock prices went down. When all was said and done, the blue-chip bellwether Dow Jones Industrial Average ended the 12-month period down 15.39%; the NASDAQ Composite® Index declined 34.26%; and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 23.63%.

(Portfolio Manager photograph)
An interview with Jason Weiner, Portfolio Manager of Fidelity OTC Portfolio

Q. How did the fund perform, Jason?

A. For the 12 months ending July 31, 2002, the fund returned -28.82%, outperforming the 34.26% decline of the NASDAQ Composite Index, but trailing the Lipper Inc. mid-cap funds average, which lost 22.96%.

Q. What were the principal factors affecting performance?

A. It was one of the worst periods ever for the NASDAQ, as fundamentals in the technology-heavy OTC market - and much of the broader market - worsened due to the lifeless economy. Despite widespread weakness in absolute terms, timely sector allocations made the difference relative to the index. The fund benefited early in the period by maintaining a fairly aggressive posture in tech following September 11, emphasizing semiconductor-related stocks - including Taiwan Semiconductor and Marvell Technology - that snapped back sharply in anticipation of a strong, liquidity-driven economic recovery. I reduced the semiconductor bet heading into 2002 to take profits. That was a good decision, as these stocks deflated when inventory rebuilding stopped in the absence of a recovery in end-user demand. Market conditions steadily deteriorated later in the period due to concerns about the slowed pace of economic recovery, high valuations, downward earnings revisions and the incessant hum of corporate scandals. Becoming more conservatively positioned as the period wore on allowed us to sidestep the full brunt of the market decline. However, the fund's charter to emphasize OTC names hurt performance relative to its mid-cap peers, which were generally more diversified and, thus, less exposed to the tech slump.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Could you expand on your conservative strategy?

A. In the third year of a downturn where there was little shelter to be found in the NASDAQ - and with nearly every sector incurring double-digit declines - I tried to keep a growth focus, but with a higher degree of safety than the index. I reduced the number of fund holdings to concentrate more intently on those select companies that would likely grow their earnings and have the least amount of risk to miss estimates. A good example would be the fund's sizable position in Microsoft - the largest component of the index - which hurt on an absolute basis, but helped relative performance as it declined less than the index. The software giant benefited as one of the few large-cap tech companies whose earnings didn't collapse. Generally speaking, we gained ground by sticking with high-quality names, avoiding excessively high valuations and limiting our exposure to weak telecommunications equipment, enterprise software and Internet stocks. Finally, holding a modest 5% cash position on average also helped. As a sign of how increasingly difficult it became to find good names in the index, though, the fund ended the period with a higher-than-average cash weighting.

Q. What other moves made a difference?

A. We benefited from underweighting or avoiding entirely some of the bigger technology hardware names that really hurt the index, such as Intel, Sun Microsystems and Oracle, as well as WorldCom, which collapsed due to accounting issues. The stocks we emphasized that aided performance were largely special situations that presented compelling growth stories. Investors rallied around such fund holdings as discount retailer Dollar Tree Stores, video game software maker Electronic Arts, adult education provider Strayer Education, specialty retailer Michaels Stores and DENTSPLY, which supplies dental products. Conversely, we had our share of disappointments, including Comverse Technology, Altera, Brocade and Vignette, all of which suffered from weak corporate technology spending. Underweighting some of the less prominent sectors in the index, such as financials, also hurt, as banks in particular performed well due to lower interest rates. Some stocks I've mentioned were no longer held at period end.

Q. What's your outlook?

A. It all boils down to the economy, as there's a heavy degree of cyclicality in the NASDAQ. If conditions improve, we may finally see a bottom in the market, a revival in business investment and an eventual pickup in corporate earnings. However, if the economy gets worse, we could face further declines as companies continue to cut their numbers. There's no magic number as to how long a downturn must last. Unfortunately, the tech sector continues to suffer the most from excessive spending during the boom, which still could take several years to unwind, particularly in the absence of any major product cycles.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: capital appreciation by normally investing in securities principally traded on the over-the-counter market

Fund number: 093

Trading symbol: FOCPX

Start date: December 31, 1984

Size: as of July 31, 2002, more than $5.9 billion

Manager: Jason Weiner, since 2000; manager, Fidelity
Contrafund II, 1998-2000; Fidelity Export and Multinational Fund, 1997-1998; several Fidelity Select Portfolios, 1994-
1997; joined Fidelity in 1991

3

Jason Weiner on lessons from the past:

"It's not clear that the star stocks of the past are going to be the ones to own going forward. If you look at past bubbles, most stocks that drove the market never come close to their old highs following a major correction. For the handful of names that are able to do so, the slow climb could take decades to achieve as they work out the excesses accumulated in their businesses - in terms of their expenses and staffing - and in their stock prices. A whole resizing may have to take place before these stocks can work again.

"Often what comes out of corrections is a change in leadership from one group of companies to another. As a result, I've tried to focus on identifying those companies that will emerge as the leaders within their industries for the next market cycle, the ones that will provide new innovations, new breakthroughs and new earnings growth. While these relatively young companies tend to carry more volatility and risk, their more concentrated product offerings can generate astounding growth rates.

"Booms are always driven by a new innovation, and there's no reason to believe that one can't come to market during a recession. That said, I´m keeping my eyes open with the hope of catching tomorrow's stars before they shine."

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	17.3	16.5
Dollar Tree Stores, Inc.	3.1	2.0
Fifth Third Bancorp	2.9	1.3
Dell Computer Corp.	2.8	1.7
Electronic Arts, Inc.	2.2	1.1
Comverse Technology, Inc.	1.7	0.9
Biomet, Inc.	1.5	0.8
Invitrogen Corp.	1.4	0.2
ASML Holding NV (NY Shares)	1.4	2.9
DENTSPLY International, Inc.	1.4	0.4
	35.7
Top Five Market Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	39.1	67.3
Health Care	17.8	11.7
Consumer Discretionary	13.7	8.2
Industrials	9.1	6.3
Financials	5.6	4.1
Asset Allocation (% of fund's net assets)
As of July 31, 2002 *		As of January 31, 2002 **
	Stocks 88.0%		Stocks 99.6%
	Short-Term Investments and Net Other Assets 12.0%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	3.5%	** Foreign investments	11.2%

Annual Report

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 88.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.7%
Auto Components - 0.2%
Keystone Automotive Industries, Inc. (a)	603,300	$ 9,128
Hotels, Restaurants & Leisure - 0.9%
Applebee's International, Inc.	950,000	21,575
Panera Bread Co. Class A (a)	900,000	28,935
Starbucks Corp. (a)	250,000	4,908
		55,418
Household Durables - 0.1%
Lancaster Colony Corp.	100,000	3,737
Internet & Catalog Retail - 0.9%
USA Interactive (a)	2,500,000	55,123
Media - 2.3%
AOL Time Warner, Inc. (a)	2,000,000	23,000
Clear Channel Communications, Inc. (a)	1,000,000	26,050
Comcast Corp. Class A (special) (a)	1,750,000	36,575
Getty Images, Inc. (a)	125,000	2,059
Lamar Advertising Co. Class A (a)	1,500,000	47,370
		135,054
Multiline Retail - 3.6%
Costco Wholesale Corp. (a)	800,000	27,896
Dollar Tree Stores, Inc. (a)(c)	6,000,000	187,179
		215,075
Specialty Retail - 5.5%
AC Moore Arts & Crafts, Inc. (a)	285,400	9,906
Bed Bath & Beyond, Inc. (a)	100,000	3,100
CDW Computer Centers, Inc. (a)	1,025,000	48,995
Christopher & Banks Corp. (a)	1,000,000	34,010
GameStop Corp. Class A	900,000	15,750
Gap, Inc.	4,662,500	56,649
Hollywood Entertainment Corp. (a)	2,840,300	45,786
Hot Topic, Inc. (a)	750,000	11,663
Michaels Stores, Inc. (a)	548,000	20,292
Movie Gallery, Inc. (a)	1,257,950	20,819
PETsMART, Inc. (a)	1,682,300	24,292
Regis Corp.	1,261,500	32,017
		323,279
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - 0.2%
Oshkosh B'Gosh, Inc. Class A	420,200	$ 12,648
TOTAL CONSUMER DISCRETIONARY		809,462
CONSUMER STAPLES - 0.5%
Food & Drug Retailing - 0.5%
Whole Foods Market, Inc. (a)	700,000	30,709
Wild Oats Markets, Inc. (a)	100,000	1,118
		31,827
ENERGY - 0.5%
Energy Equipment & Services - 0.5%
Patterson-UTI Energy, Inc. (a)	1,150,000	27,497
Oil & Gas - 0.0%
Tsakos Energy Navigation Ltd.	149,300	1,759
TOTAL ENERGY		29,256
FINANCIALS - 5.6%
Banks - 5.3%
Banknorth Group, Inc.	1,480,000	37,651
Boston Private Financial Holdings, Inc.	220,000	5,031
Fifth Third Bancorp	2,600,000	171,782
Greater Bay Bancorp	450,000	10,917
SouthTrust Corp.	2,050,000	51,742
Zions Bancorp	650,072	32,835
		309,958
Insurance - 0.3%
Cincinnati Financial Corp.	450,000	18,041
TOTAL FINANCIALS		327,999
HEALTH CARE - 17.8%
Biotechnology - 5.1%
Biogen, Inc. (a)	2,250,000	80,933
Gilead Sciences, Inc. (a)	1,700,000	51,799
Invitrogen Corp. (a)	2,420,000	84,337
QLT, Inc. (a)	1,750,000	16,155
Techne Corp. (a)(c)	2,383,200	65,895
		299,119
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 4.9%
Advanced Neuromodulation Systems, Inc. (a)	350,000	$ 11,141
Biomet, Inc.	3,524,238	91,383
Biosite, Inc. (a)	260,000	5,252
Cooper Companies, Inc.	742,200	32,583
DENTSPLY International, Inc.	2,049,750	81,252
Interpore International, Inc. (a)	150,000	1,020
Kensey Nash Corp. (a)	27,700	396
Respironics, Inc. (a)(c)	1,740,700	55,737
Wright Medical Group, Inc.	482,660	8,683
		287,447
Health Care Providers & Services - 6.0%
Accredo Health, Inc. (a)	1,225,000	58,434
AMN Healthcare Services, Inc.	964,800	27,449
Community Health Systems, Inc. (a)	250,000	6,188
Cross Country, Inc.	1,010,400	28,928
First Health Group Corp. (a)	1,458,200	36,659
LifePoint Hospitals, Inc. (a)	1,510,000	51,416
Patterson Dental Co. (a)	1,100,000	50,908
Province Healthcare Co. (a)(c)	2,618,750	50,280
Tenet Healthcare Corp. (a)	375,000	17,869
UnitedHealth Group, Inc.	300,000	26,298
		354,429
Pharmaceuticals - 1.8%
Atrix Laboratories, Inc. (a)	810,000	12,936
Perrigo Co. (a)(c)	3,668,500	42,408
Salix Pharmaceuticals Ltd. (a)	300,000	2,010
Teva Pharmaceutical Industries Ltd. sponsored ADR	785,000	52,360
		109,714
TOTAL HEALTH CARE		1,050,709
INDUSTRIALS - 9.1%
Aerospace & Defense - 0.1%
MTC Technologies, Inc.	447,500	8,042
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	529,708	15,891
Expeditors International of Washington, Inc.	449,720	13,267
		29,158
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - 0.8%
Atlantic Coast Airlines Holdings, Inc. (a)	350,000	$ 5,478
JetBlue Airways Corp.	237,782	11,071
Northwest Airlines Corp. (a)	2,678,751	24,859
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/04 (a)	500,000	2,981
sponsored ADR (a)	205,000	6,593
		50,982
Commercial Services & Supplies - 6.8%
Apollo Group, Inc. Class A (a)	900,000	35,325
Career Education Corp. (a)	762,000	33,635
Cintas Corp.	1,350,000	59,250
Corporate Executive Board Co. (a)	200,000	6,042
Herman Miller, Inc.	1,700,000	28,815
InterCept, Inc. (a)(c)	1,775,270	35,417
NDCHealth Corp.	538,000	11,615
On Assignment, Inc. (a)(c)	2,098,800	16,769
Paychex, Inc.	1,550,000	40,781
Stericycle, Inc. (a)	200,000	6,602
Strayer Education, Inc. (c)	1,385,600	76,901
The BISYS Group, Inc. (a)	760,000	17,556
Viad Corp.	1,100,000	25,113
Waste Connections, Inc. (a)	250,000	8,073
		401,894
Machinery - 0.4%
Oshkosh Truck Co.	400,000	21,980
Trading Companies & Distributors - 0.5%
Fastenal Co.	750,000	28,553
TOTAL INDUSTRIALS		540,609
INFORMATION TECHNOLOGY - 39.1%
Communications Equipment - 3.6%
Adaptec, Inc. (a)	2,100,000	12,390
Advanced Fibre Communication, Inc. (a)	350,000	6,031
Cisco Systems, Inc. (a)	4,173,090	55,043
Comverse Technology, Inc. (a)(c)	12,232,100	97,368
FalconStor Software, Inc. (a)	1,050,100	4,704
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Polycom, Inc. (a)	2,605,600	$ 29,834
QUALCOMM, Inc. (a)	225,000	6,183
		211,553
Computers & Peripherals - 3.4%
Dell Computer Corp. (a)	6,550,000	163,292
Gateway, Inc. (a)	5,600,000	19,040
Intergraph Corp. (a)	850,000	13,515
Western Digital Corp. (a)	1,125,000	4,995
		200,842
Electronic Equipment & Instruments - 0.4%
Itron, Inc. (a)	55,700	880
Tech Data Corp. (a)	720,150	24,161
		25,041
Internet Software & Services - 0.5%
Retek, Inc. (a)	350,000	2,265
Yahoo!, Inc. (a)	2,000,000	26,340
		28,605
IT Consulting & Services - 2.0%
Acxiom Corp. (a)	1,292,900	20,505
Anteon International Corp.	1,271,570	25,075
CACI International, Inc. Class A (a)	1,300,000	44,564
Cognizant Technology Solutions Corp. Class A (a)(c)	507,200	29,683
		119,827
Semiconductor Equipment & Products - 5.8%
Agere Systems, Inc. Class A (a)	1,100,000	2,090
Applied Materials, Inc. (a)	1,770,000	26,320
ASML Holding NV (NY Shares) (a)	6,868,300	81,389
ATMI, Inc. (a)	1,456,611	26,321
Broadcom Corp. Class A (a)	400,000	7,504
California Micro Devices Corp. (a)	3,269	17
Cree, Inc. (a)	175,000	2,646
Cymer, Inc. (a)(c)	2,155,900	60,344
Intel Corp.	2,250,000	42,278
KLA-Tencor Corp. (a)	565,700	22,283
Linear Technology Corp.	1,194,300	32,342
LTX Corp. (a)	1,099,690	10,799
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Maxim Integrated Products, Inc. (a)	450,000	$ 15,831
Micrel, Inc. (a)	1,197,100	13,731
		343,895
Software - 23.4%
Activision, Inc. (a)	2,296,250	65,948
Barra, Inc. (a)	450,000	15,156
Electronic Arts, Inc. (a)	2,121,300	127,660
EPIQ Systems, Inc. (a)(c)	1,073,300	17,141
Legato Systems, Inc. (a)	4,710,000	12,717
Mercury Interactive Corp. (a)	300,000	7,686
Microsoft Corp. (a)	21,281,200	1,021,063
National Instruments Corp. (a)	109,500	2,971
Peregrine Systems, Inc. (a)	3,476,600	834
Precise Software Solutions Ltd. (a)(c)	1,741,500	21,873
Red Hat, Inc. (a)	2,000,000	9,220
Synopsys, Inc. (a)	350,000	14,970
THQ, Inc. (a)	1,150,000	28,612
VERITAS Software Corp. (a)	2,000,000	33,660
		1,379,511
TOTAL INFORMATION TECHNOLOGY		2,309,274
MATERIALS - 0.4%
Metals & Mining - 0.4%
Anglo American PLC	1,834,955	22,982
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.2%
AT&T Corp.	5,000,000	50,900
Level 3 Communications, Inc. (a)	196,800	1,389
Qwest Communications International, Inc. (a)	13,000,000	16,640
TeraBeam Networks (d)	44,800	11
		68,940
Wireless Telecommunication Services - 0.1%
Sprint Corp. - PCS Group Series 1 (a)	1,700,000	6,970
TOTAL TELECOMMUNICATION SERVICES		75,910
TOTAL COMMON STOCKS (Cost $5,778,294)		5,198,028
Money Market Funds - 13.0%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.84% (b)	709,460,565	$ 709,461
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	60,484,600	60,485
TOTAL MONEY MARKET FUNDS (Cost $769,946)		769,946
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $6,548,240)		5,967,974
NET OTHER ASSETS - (1.0)%		(56,744)
NET ASSETS - 100%		$ 5,911,230
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Networks	4/7/00	$ 168
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $8,525,465,000 and $9,133,109,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $745,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,000 or 0.0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $22,614,000. The weighted average interest rate was 1.8%. At period end there were no interfund loans outstanding.

Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $5,343,183,000 all of which will expire on July 31, 2010.
The fund intends to elect to defer to its fiscal year ending July 31, 2003 approximately $829,784,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $59,708) (cost $6,548,240) - See accompanying schedule		$ 5,967,974
Cash		35
Receivable for investments sold		53,931
Receivable for fund shares sold		10,033
Dividends receivable		455
Interest receivable		992
Other receivables		552
Total assets		6,033,972
Liabilities
Payable for investments purchased	$ 46,330
Payable for fund shares redeemed	10,845
Accrued management fee	4,882
Other payables and accrued expenses	200
Collateral on securities loaned, at value	60,485
Total liabilities		122,742
Net Assets		$ 5,911,230
Net Assets consist of:
Paid in capital		$ 12,729,646
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,238,142)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(580,274)
Net Assets, for 251,933 shares outstanding		$ 5,911,230
Net Asset Value, offering price and redemption price per share ($5,911,230 ÷ 251,933 shares)		$ 23.46

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2002
Investment Income
Dividends (including $456 received from affiliated issuers)		$ 11,550
Interest		8,121
Security lending		1,171
Total income		20,842
Expenses
Management fee Basic fee	$ 47,622
Performance adjustment	17,349
Transfer agent fees	19,523
Accounting and security lending fees	802
Non-interested trustees' compensation	30
Custodian fees and expenses	210
Registration fees	109
Audit	71
Legal	61
Interest	5
Miscellaneous	128
Total expenses before reductions	85,910
Expense reductions	(3,560)	82,350
Net investment income (loss)		(61,508)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of ($75,371) on sales of investments in affiliated issuers)	(1,655,492)
Foreign currency transactions	(27)
Total net realized gain (loss)		(1,655,519)
Change in net unrealized appreciation (depreciation) on: Investment securities	(772,558)
Assets and liabilities in foreign currencies	(10)
Total change in net unrealized appreciation (depreciation)		(772,568)
Net gain (loss)		(2,428,087)
Net increase (decrease) in net assets resulting from operations		$ (2,489,595)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2002	Year ended July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (61,508)	$ (45,171)
Net realized gain (loss)	(1,655,519)	(4,239,312)
Change in net unrealized appreciation (depreciation)	(772,568)	(2,270,986)
Net increase (decrease) in net assets resulting from operations	(2,489,595)	(6,555,469)
Distributions to shareholders from net realized gain	-	(2,700,580)
Share transactions Net proceeds from sales of shares	3,639,638	7,203,455
Reinvestment of distributions	-	2,651,876
Cost of shares redeemed	(4,040,535)	(6,345,370)
Net increase (decrease) in net assets resulting from share transactions	(400,897)	3,509,961
Total increase (decrease) in net assets	(2,890,492)	(5,746,088)
Net Assets
Beginning of period	8,801,722	14,547,810
End of period	$ 5,911,230	$ 8,801,722
Other Information Shares
Sold	125,205	161,780
Issued in reinvestment of distributions	-	43,957
Redeemed	(140,340)	(147,027)
Net increase (decrease)	(15,135)	58,710

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 32.96	$ 69.82	$ 51.53	$ 40.03	$ 38.46
Income from Investment Operations
Net investment income (loss) C	(.24)	(.18)	(.27)	(.07)	(.12)
Net realized and unrealized gain (loss)	(9.26)	(24.02)	24.07	13.95	4.21
Total from investment operations	(9.50)	(24.20)	23.80	13.88	4.09
Distributions from net realized gain	-	(12.66)	(5.51)	(2.38)	(2.52)
Net asset value, end of period	$ 23.46	$ 32.96	$ 69.82	$ 51.53	$ 40.03
Total Return A, B	(28.82)%	(42.79)%	50.05%	38.54%	11.87%
Ratios to Average Net Assets D
Expenses before expense reductions	1.14%	.97%	.76%	.75%	.76%
Expenses net of voluntary waivers, if any	1.14%	.97%	.76%	.75%	.76%
Expenses net of all reductions	1.09%	.94%	.75%	.74%	.75%
Net investment income (loss)	(.81)%	(.40)%	(.43)%	(.16)%	(.32)%
Supplemental Data
Net assets, end of period (in millions)	$ 5,911	$ 8,802	$ 14,548	$ 7,298	$ 4,493
Portfolio turnover rate	120%	219%	196%	117%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former one time sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity OTC Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 467,307
Unrealized depreciation	(1,112,756)
Net unrealized appreciation (depreciation)	(645,449)
Capital loss carryforward	(5,343,183)
Total distributable earnings	$ (5,988,632)
Cost for federal income tax purposes	$ 6,613,423

Annual Report

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .86% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,981 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $3,546 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $14.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
AC Moore Arts & Crafts Inc.	$ 2,104	$ 7,119	$ -	$ -
Advanced Energy Industries, Inc.	8,613	35,588	-	-
AdvancePCS Class A	54,800	63,406	-	-
ATMI, Inc.	15,446	21,100	-	-
Atrix Laboritories, Inc.	6,292	6,517	-	-
CIMA Labs, Inc.	-	14,082	-	-
Cognex Corp.	10,804	13,741	-	-
Cognizant Technology Solutions Corp. Class A	4,237	-	-	29,683
Comverse Technology, Inc.	38,195	5,423	-	97,368
Cymer, Inc.	13,293	-	-	60,344
Dianon Systems, Inc.	15,807	16,056	-	-
Digital Insight Corp.	-	4,494	-	-
Dollar Tree Stores, Inc.	7,638	-	-	187,179
DuPont Photomasks, Inc.	-	6,956	-	-
EPIQ Systems, Inc.	6,075	-	-	17,141
Helix Technology, Inc.	51	10,665	96	-
InterCept, Inc.	21,244	-	-	35,417
Kensey Nash Corp..	-	95	-	-
Legato Systems, Inc.	1,954	31,100	-	-
LTX Corp.	33,011	36,811	-	-
Oak Technology, Inc.	6,219	5,934	-	-
On Assignment, Inc.	11,639	-	-	16,769
Perrigo Co.	2,778	6,499	-	42,408
Precise Software Solutions Ltd.	15,822	33,483	-	21,873
Province Healthcare Co.	4,795	2,456	-	50,280
Respironics, Inc.	2,695	-	-	55,737
Strayer Education, Inc.	3,270	-	360	76,901
Techne Corp.	6,222	-	-	65,895
Vignette Corp.	-	10,274	-	-
TOTALS	$ 293,004	$ 331,799	$ 456	$ 756,995

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the portfolio of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 263 funds advised by FMR or an affiliate. Mr. McCoy oversees 265 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 209 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

President of OTC. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of OTC (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Mr. McCoy also serves as a non-interested Trustee overseeing 264 other investment companies advised by FMR, (1997). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Jason Weiner (32)
Year of Election or Appointment: 2000 Vice President of OTC. Since joining Fidelity Investments in 1991, Mr. Weiner has worked as a research analyst and manager.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of OTC. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of OTC. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of OTC. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of OTC. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of OTC. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on August 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	34,152,718,540.11	89.928
Against	1,595,684,478.44	4.202
Abstain	2,229,268,880.72	5.870
TOTAL	37,977,671,899.27	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	33,359,879,895.48	87.841
Against	2,506,585,409.20	6.600
Abstain	2,111,206,594.59	5.559
TOTAL	37,977,671,899.27	100.000
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	36,227,611,366.72	95.392
Withheld	1,750,060,532.55	4.608
TOTAL	37,977,671,899.27	100.000
Ralph F. Cox
Affirmative	36,182,850,121.37	95.274
Withheld	1,794,821,777.90	4.726
TOTAL	37,977,671,899.27	100.000
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	36,151,180,469.12	95.191
Withheld	1,826,491,430.15	4.809
TOTAL	37,977,671,899.27	100.000
Robert M. Gates
Affirmative	36,207,443,324.51	95.339
Withheld	1,770,228,574.76	4.661
TOTAL	37,977,671,899.27	100.000
Abigail P. Johnson
Affirmative	36,153,684,587.30	95.197
Withheld	1,823,987,311.97	4.803
TOTAL	37,977,671,899.27	100.000
Edward C. Johnson 3d
Affirmative	36,146,668,992.04	95.179
Withheld	1,831,002,907.23	4.821
TOTAL	37,977,671,899.27	100.000
Donald J. Kirk
Affirmative	36,212,215,628.07	95.351
Withheld	1,765,456,271.20	4.649
TOTAL	37,977,671,899.27	100.000
Marie L. Knowles
Affirmative	36,228,946,938.21	95.395
Withheld	1,748,724,961.06	4.605
TOTAL	37,977,671,899.27	100.000
Ned C. Lautenbach
Affirmative	36,247,557,672.80	95.444
Withheld	1,730,114,226.47	4.556
TOTAL	37,977,671,899.27	100.000
Peter S. Lynch
Affirmative	36,238,626,074.48	95.421
Withheld	1,739,045,824.79	4.579
TOTAL	37,977,671,899.27	100.000
*Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	36,208,314,198.20	95.341
Withheld	1,769,357,701.07	4.659
TOTAL	37,977,671,899.27	100.000
William O. McCoy
Affirmative	36,216,504,381.47	95.371
Withheld	1,758,167,517.80	4.629
TOTAL	37,977,671,899.27	100.000
William S. Stavropoulos
Affirmative	36,124,608,895.89	95.121
Withheld	1,853,063,003.38	4.879
TOTAL	37,977,671,899.27	100.000
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	3,024,573,720.32	81.761
Against	224,378,744.23	6.066
Abstain	390,697,839.35	10.561
Broker Non-Votes	59,634,322.88	1.612
TOTAL	3,699,284,626.78	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	2,998,399,848.87	81.054
Against	248,671,610.71	6.722
Abstain	392,578,844.32	10.612
Broker Non-Votes	59,634,322.88	1.612
TOTAL	3,699,284,626.78	100.000

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

OTC-ANN-0902 158019
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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Leveraged Company Stock

Fund

Annual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the last six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often regarded as a barometer of overall U.S. stock market performance - recorded two of its three largest point gains ever in late July. Still, many equity benchmarks were lingering near four- to five-year lows through the first seven months of 2002, due in part to investors' lack of faith in corporate accounting standards. As a result, many investors turned to fixed-income securities for capital protection.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity ® Leveraged Company Stock	-29.40%	-24.74%
S&P 500 ®	-23.63%	-28.63%
CSFB Leveraged Equity	-33.90%	n/a*
Capital Appreciation Funds Average	-20.20%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on December 19, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks and the performance of the Credit Suisse First Boston Leveraged Equity Index - a market-value weighted index designed to represent securities of the investable universe of the U.S. dollar denominated public equity of issuers in the high yield debt market. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 380 mutual funds. These benchmarks include reinvested dividends and capital gains, if any and excludes the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report. (dagger)

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of fund
Fidelity Leveraged Company Stock	-29.40%	-16.15%
S&P 500	-23.63%	-18.86%
CSFB Leveraged Equity	-33.90%	n/a*
Capital Appreciation Funds Average	-20.20%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Leveraged Company Stock Fund on December 19, 2000. As the chart shows, by July 31, 2002, the value of the investment would have been $7,526 - a 24.74% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $7,137 - a 28.63% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(dagger) The Lipper mid-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper mid-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2002, the one year cumulative total returns for the mid-cap value funds average was -9.86%; and the one year average annual total return was -9.86%. The one year cumulative total returns for the mid-cap supergroup was -22.30%; and the one year average annual total return was -22.30%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Where's the bottom? Was it reached in late July 2002, when the Dow Jones Industrial AverageSM recorded two of its three best single day point gains ever? Or was it just a head fake, another tissue-thin false bottom before the next plunge? Only time will tell. But one thing for certain is that during the 12-month period ending July 31, 2002, equity investors endured one of the most challenging years in market history. Stocks recoiled from a series of tragic and troubling events that threatened investor confidence on a number of levels. When the period began, the U.S. economy was in recession, typically not a good time for stocks overall. Then came September 11, an unprecedented event that closed equity markets for nearly a week and sent them tumbling upon reopening. Shaken but not beaten, equity investors demonstrated their faith in the economic system, and stocks enjoyed a solid rebound in the fourth quarter of 2001. But then came the scandals: Enron, Arthur Andersen, WorldCom . . . and as the list went on, stock prices went down. When all was said and done, the blue-chip bellwether Dow Jones Industrial Average ended the 12-month period down 15.39%; the NASDAQ Composite® Index declined 34.26%; and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 23.63%.

(Portfolio Manager photograph)
An interview with David Glancy, Portfolio Manager of Fidelity Leveraged Company Stock Fund

Q. How did the fund perform, David?

A. For the 12 months that ended July 31, 2002, the fund returned -29.40%. To compare, the Standard & Poor's 500 Index and the Credit Suisse First Boston (CSFB) Leveraged Equity Index returned -23.63% and -33.90%, respectively, while the capital appreciation funds average tracked by Lipper Inc. returned -20.20%.

Q. What factors influenced the fund's performance during the period?

A. Leveraged company stocks tend to be more sensitive to upward or downward trends in the market. During this period, the stock market declined, and leveraged company stocks fell even further. The fund's performance relative to the S&P 500 was also held back by weak stock selection and an overweighted position in media stocks, and by poor stock picking in the telecommunication services and capital goods industries. The fund lagged the Lipper average because many of its peers in the capital appreciation group carry characteristics similar to the S&P 500. The fund outperformed the CSFB index due to a relative underweighting in information technology stocks; an overweighting in forest products, container and metals and mineral stocks; and stock selection in the financial and gaming/leisure sectors.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Which stocks contributed positively to the performance of the fund? Which disappointed?

A. Packaging product manufacturer Owens-Illinois benefited from investor interest in companies that stand to benefit from an improving economy. The corporation also demonstrated strong earnings growth and improved its balance sheet by refinancing some of its debt. Hollywood Casino also offered solid performance, due to its acquisition by another firm. We sold out of the stock to take profits before the merger in March 2002. Finally, AMC Entertainment, which owns and operates movie theaters, continued to post positive earnings, pay down debt and cement its position as a leader within its industry. On the down side, satellite TV provider EchoStar Communications, the fund's largest holding, declined in spite of the firm's solid execution of its business plan. One factor that hurt the stock was uncertainty about the company's pending merger with GM Hughes. However, the most damaging news for EchoStar's stock came in the form of the collapse of cable media firm Adelphia Communications amid an accounting scandal that sent a ripple throughout the entire media industry. This also hurt satellite provider Pegasus Communications, as did lingering questions about the potential effects of the EchoStar/GM Hughes merger on its business. Believing that these concerns were overdone, I took advantage of Pegasus' steep decline to add shares in the company. Wireless services provider Nextel Communications also fell due to the after-effects of ongoing investigations of some of its competitors. In addition, there were concerns about whether or not Nextel could sustain its current debt load and finance an eventual upgrade of its communications systems.

Q. EchoStar remained the fund's largest holding, comprising more than 18% of the fund's net assets. Why did you concentrate such a large portion of the fund on that one stock?

A. In spite of its recent tribulations, I remained confident about EchoStar's future prospects, even if the Federal Trade Commission decides to withhold final approval of the GM Hughes merger. I continued to maintain a large position in the company because I found the capital efficiency of the firm's business model to be attractive relative to its cable competitors. EchoStar also offered strong growth in terms of subscribers, cash flow and earnings. I was reassured further by the company's conservative accounting approach amid the uncertain backdrop created by the Adelphia accounting scandal.

Q. What's your outlook, David?

A. I'm cautiously optimistic at this time. It appears that the economy should continue to improve through the remainder of 2002. To that end, I reduced the fund's cash and short-term investment position during the period to take advantage of opportunities to add stocks of companies that could be aided by any improvement in the economy. I've looked to structure the portfolio to benefit from such a scenario.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by normally investing in common stocks of leveraged companies and potentially investing in lower-quality debt securities

Fund number: 122

Trading symbol: FLVCX

Start date: December 19, 2000

Size: as of July 31, 2002, more than $36 million

Manager: David Glancy, since inception; manager, Fidelity Advisor Leveraged Company Stock Fund, since 2000; Fidelity Capital & Income Fund, since 1996; Fidelity Advisor High Income Fund, 1999-2001; Spartan High Income Fund, 1993-
1996; joined Fidelity in 1990

3

David Glancy on how a recovering economy could influence the fund:

"A recovering economy could help the performance of leveraged company stocks if higher growth in gross domestic product (GDP) translates into improved corporate earnings. Currently, it is not clear if that scenario will come to pass. If it does, leveraged companies should stand to benefit more than the overall market. That's because shares of companies with leveraged capital structures - the kinds of companies that issue high-yield, or junk, bonds - typically rise more rapidly within a positive market environment.

"My focus is to invest in companies that are using leverage wisely to enhance returns. I look to choose companies with solid business prospects and avoid those that are using leverage as a crutch or to fund an ill-conceived business plan. Because leverage can magnify the impact of economic developments, an improving U.S. economy should provide a generally positive backdrop for leveraged company stocks."

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
EchoStar Communications Corp. Class A	18.7	20.4
Nextel Communications, Inc. Class A	6.5	4.4
Markel Corp.	4.4	1.4
Qwest Communications International, Inc.	4.3	0.0
American Financial Group, Inc., Ohio	4.2	4.0
Western Gas Resources, Inc.	3.3	1.0
Level 3 Communications, Inc.	2.7	0.0
LNR Property Corp.	2.7	1.7
American Standard Companies, Inc.	2.7	0.0
Kansas City Southern	2.4	0.0
	51.9
Top Five Market Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.1	34.4
Telecommunication Services	15.8	9.0
Financials	14.3	9.4
Energy	9.6	1.8
Industrials	9.5	0.9
Asset Allocation (% of fund's net assets)
As of July 31, 2002 *		As of January 31, 2002 **
	Stocks 90.2%		Stocks 78.3%
	Bonds 1.6%		Bonds 3.2%
	Short-Term Investments and Net Other Assets 8.2%		Short-Term Investments and Net Other Assets 18.5%
* Foreign investments	2.1%	** Foreign investments	1.1%

Annual Report

Investments July 31, 2002

Showing Percentage of Net Assets

Common Stocks - 89.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 25.1%
Household Durables - 0.1%
Champion Enterprises, Inc. (a)	12,000	$ 48,240
Leisure Equipment & Products - 2.1%
M&F Worldwide Corp. (a)	134,400	739,200
Media - 22.7%
AMC Entertainment, Inc. (a)	28,340	268,663
Cablevision Systems Corp. - NY Group Class A (a)	40,000	325,200
EchoStar Communications Corp. Class A (a)	416,180	6,787,895
Granite Broadcasting Corp. (non vtg.) (a)	109,000	210,370
Pegasus Communications Corp. Class A (a)	568,060	443,087
UnitedGlobalCom, Inc. Class A (a)	102,000	204,000
		8,239,215
Textiles Apparel & Luxury Goods - 0.2%
Tropical Sportswear International Corp. (a)	4,100	80,729
TOTAL CONSUMER DISCRETIONARY		9,107,384
CONSUMER STAPLES - 5.9%
Food & Drug Retailing - 4.1%
7-Eleven, Inc. (a)	78,600	610,722
Pathmark Stores, Inc. (a)	53,247	875,381
		1,486,103
Personal Products - 1.8%
Revlon, Inc. Class A (a)	135,200	676,000
TOTAL CONSUMER STAPLES		2,162,103
ENERGY - 9.6%
Energy Equipment & Services - 3.8%
Grant Prideco, Inc. (a)	16,900	168,831
Grey Wolf, Inc. (a)	89,200	267,600
Helmerich & Payne, Inc.	6,100	202,337
Key Energy Services, Inc. (a)	45,100	362,604
Nabors Industries Ltd. (a)	9,700	296,044
Rowan Companies, Inc.	5,100	99,807
		1,397,223
Oil & Gas - 5.8%
Chesapeake Energy Corp. (a)	56,300	301,205
Equitable Resources, Inc.	4,400	150,436
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Teekay Shipping Corp.	13,100	$ 449,068
Western Gas Resources, Inc.	38,100	1,191,387
		2,092,096
TOTAL ENERGY		3,489,319
FINANCIALS - 14.3%
Banks - 1.0%
Wachovia Corp.	10,700	383,060
Insurance - 10.6%
American Financial Group, Inc., Ohio	69,500	1,539,425
Markel Corp. (a)	7,800	1,579,500
Penn Treaty American Corp. (a)	164,200	730,690
		3,849,615
Real Estate - 2.7%
LNR Property Corp.	30,000	982,500
TOTAL FINANCIALS		5,215,175
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Hanger Orthopedic Group, Inc. (a)	15,300	182,070
INDUSTRIALS - 9.5%
Aerospace & Defense - 0.6%
Lockheed Martin Corp.	3,300	211,563
Airlines - 0.3%
Frontier Airlines, Inc. (a)	19,400	113,102
Building Products - 2.7%
American Standard Companies, Inc. (a)	13,600	972,536
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	48,700	321,420
Industrial Conglomerates - 2.4%
Tyco International Ltd.	68,200	872,960
Machinery - 0.2%
Terex Corp. (a)	4,500	87,885
Road & Rail - 2.4%
Kansas City Southern (a)	54,600	887,796
TOTAL INDUSTRIALS		3,467,262
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 0.8%
Semiconductor Equipment & Products - 0.8%
Micron Technology, Inc. (a)	14,400	$ 280,656
MATERIALS - 3.8%
Containers & Packaging - 1.0%
Owens-Illinois, Inc. (a)	29,700	371,250
Metals & Mining - 2.8%
Falconbridge Ltd.	16,000	174,397
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	53,700	819,999
		994,396
TOTAL MATERIALS		1,365,646
TELECOMMUNICATION SERVICES - 15.4%
Diversified Telecommunication Services - 8.6%
AT&T Corp.	51,300	522,234
Focal Communications Corp. (a)	57,770	76,256
Focal Communications Corp. warrants 12/14/07 (a)	235,989	24
Level 3 Communications, Inc. (a)	139,500	984,870
Qwest Communications International, Inc. (a)	1,206,600	1,544,448
		3,127,832
Wireless Telecommunication Services - 6.8%
American Tower Corp. Class A (a)	47,800	107,072
Nextel Communications, Inc. Class A (a)	410,700	2,353,311
		2,460,383
TOTAL TELECOMMUNICATION SERVICES		5,588,215
UTILITIES - 5.0%
Electric Utilities - 1.0%
CMS Energy Corp.	31,700	257,404
PG&E Corp. (a)	7,400	102,860
		360,264
Gas Utilities - 0.6%
Kinder Morgan, Inc.	3,100	128,991
National Fuel Gas Co.	3,800	73,454
		202,445
Multi-Utilities & Unregulated Power - 3.4%
AES Corp. (a)	356,600	731,030
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Westar Energy, Inc.	7,600	$ 89,072
Williams Companies, Inc.	143,100	422,145
		1,242,247
TOTAL UTILITIES		1,804,956
TOTAL COMMON STOCKS (Cost $46,658,771)		32,662,786
Nonconvertible Preferred Stocks - 0.3%

CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
Granite Broadcasting Corp. $127.50 pay-in-kind (Cost $98,875)	175	108,500
Nonconvertible Bonds - 1.6%
Ratings (unaudited) (f)		Principal Amount
CONSUMER DISCRETIONARY - 0.7%
Media - 0.7%
International Cabletel, Inc. 11.5% 2/1/06 (c)	Ca	$ 910,000	136,500
Satelites Mexicanos SA de CV 6.31% 6/30/04 (d)(e)	B1	123,000	104,550
			241,050
CONSUMER STAPLES - 0.5%
Personal Products - 0.5%
Revlon Consumer Products Corp. 8.625% 2/1/08	Ca	395,000	189,600
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
NEXTLINK Communications, Inc.:
0% 6/1/09 (c)(g)	Ca	4,230,000	42,300
Nonconvertible Bonds - continued
Ratings (unaudited) (f)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
NEXTLINK Communications, Inc.: - continued
0% 12/1/09 (c)(g)	Ca	$ 7,845,000	$ 78,450
NTL, Inc. 0% 4/1/08 (c)(g)	Ca	90,000	11,700
			132,450
TOTAL NONCONVERTIBLE BONDS (Cost $2,920,336)			563,100
Money Market Funds - 8.6%
	Shares
Fidelity Cash Central Fund, 1.84% (b)	2,871,828	2,871,828
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	262,700	262,700
TOTAL MONEY MARKET FUNDS (Cost $3,134,528)		3,134,528
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $52,812,510)		36,468,914
NET OTHER ASSETS - (0.4)%		(129,449)
NET ASSETS - 100%		$ 36,339,465
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $104,550 or 0.3% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(g) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $125,147,643 and $228,902,541, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $70,557 for the period.
The fund participated in the security lending program during the period. At period end the fund also received as collateral U.S. Treasury obligations valued at $1,187,700.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $4,023,667. The weighted average interest rate was 3.3%. At period end there were no interfund loans outstanding.

Income Tax Information
At July 31, 2002, the fund had a capital loss carryforward of approximately $20,468,000 all of which will expire on July 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002
Assets
Investment in securities, at value (including securities loaned of $1,481,196) (cost $52,812,510) - See accompanying schedule		$ 36,468,914
Receivable for investments sold		336,956
Receivable for fund shares sold		386,579
Dividends receivable		3,770
Interest receivable		24,422
Other receivables		43,783
Total assets		37,264,424
Liabilities
Payable to custodian bank	$ 6,164
Payable for investments purchased	533,244
Payable for fund shares redeemed	71,255
Accrued management fee	19,871
Other payables and accrued expenses	31,725
Collateral on securities loaned, at value	262,700
Total liabilities		924,959
Net Assets		$ 36,339,465
Net Assets consist of:
Paid in capital		$ 74,983,755
Undistributed net investment income		122,638
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(22,423,327)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,343,601)
Net Assets, for 4,929,443 shares outstanding		$ 36,339,465
Net Asset Value, offering price and redemption price per share ($36,339,465 ÷ 4,929,443 shares)		$ 7.37

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2002
Investment Income
Dividends		$ 278,169
Interest		989,813
Security lending		121,341
Total income		1,389,323
Expenses
Management fee	$ 418,199
Transfer agent fees	176,907
Accounting and security lending fees	61,687
Non-interested trustees' compensation	271
Custodian fees and expenses	12,554
Registration fees	60,502
Audit	25,296
Legal	430
Interest	1,111
Miscellaneous	1,703
Total expenses before reductions	758,660
Expense reductions	(140,653)	618,007
Net investment income (loss)		771,316
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(8,911,358)
Foreign currency transactions	(120)
Futures contracts	(56,465)
Total net realized gain (loss)		(8,967,943)
Change in net unrealized appreciation (depreciation) on: Investment securities	(23,002,609)
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		(23,002,614)
Net gain (loss)		(31,970,557)
Net increase (decrease) in net assets resulting from operations		$ (31,199,241)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2002	December 19, 2000 (commencement of operations) to July 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 771,316	$ 1,075,754
Net realized gain (loss)	(8,967,943)	(13,554,956)
Change in net unrealized appreciation (depreciation)	(23,002,614)	6,737,216
Net increase (decrease) in net assets resulting from operations	(31,199,241)	(5,741,986)
Distributions to shareholders from net investment income	(1,693,352)	-
Share transactions Net proceeds from sales of shares	28,112,721	250,722,867
Reinvestment of distributions	1,556,225	-
Cost of shares redeemed	(155,175,972)	(50,615,501)
Net increase (decrease) in net assets resulting from share transactions	(125,507,026)	200,107,366
Redemption fees	154,770	218,934
Total increase (decrease) in net assets	(158,244,849)	194,584,314
Net Assets
Beginning of period	194,584,314	-
End of period (including undistributed net investment income of $122,638 and undistributed net investment income of $1,171,601, respectively)	$ 36,339,465	$ 194,584,314
Other Information Shares
Sold	2,875,744	23,105,586
Issued in reinvestment of distributions	164,222	-
Redeemed	(16,365,761)	(4,850,348)
Net increase (decrease)	(13,325,795)	18,255,238

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.66	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11 H	.07
Net realized and unrealized gain (loss)	(3.22) H	.58 E
Total from investment operations	(3.11)	.65
Distributions from net investment income	(.20)	-
Redemption fees added to paid in capital D	.02	.01
Net asset value, end of period	$ 7.37	$ 10.66
Total Return B, C	(29.40)%	6.60%
Ratios to Average Net Assets G
Expenses before expense reductions	1.14%	.94% A
Expenses net of voluntary waivers, if any	1.14%	.94% A
Expenses net of all reductions	.93%	.83% A
Net investment income (loss)	1.16% H	1.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,339	$ 194,584
Portfolio turnover rate	203%	230% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F For the period December 19, 2000 (commencement of operations) to July 31, 2001.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

H Effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.02 and decrease net realized and unrealized gain (loss) per share by $.02. Without this change the ratio of net investment income (loss) to average net assets would have been .93%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2002

1. Significant Accounting Policies.

Fidelity Leveraged Company Stock Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 2,287,370
Unrealized depreciation	(20,463,738)
Net unrealized appreciation (depreciation)	(18,176,368)
Capital loss carryforward	(20,467,922)
Total Distributable earnings	$ (38,644,290)
Cost for federal income tax purposes	$ 54,645,282

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 1,693,352

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Change in Accounting Principle. Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $78,203 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on August 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $153,179; decrease net unrealized appreciation/ depreciation by $55,169; and decrease net realized gain (loss) by $98,010. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .63% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $207,604 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $133,919 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $6,734.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

September 6, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR or an affiliate. Mr. McCoy oversees 264 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 208 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years. The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

President of Leveraged Company Stock (2000). Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001
Senior Vice President of Leveraged Company Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, and of the directorship group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee, and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc., former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Leveraged Company Stock. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), and Fidelity's Value Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

David Glancy (41)

Year of Election or Appointment: 2000

Vice President of Leveraged Company Stock. Mr Glancy is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Glancy managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 2000

Secretary of Leveraged Company Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Leveraged Company Stock. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 2000 Assistant Treasurer of Leveraged Company Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Leveraged Company Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Leveraged Company Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 36%, and 27% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on August 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	34,152,718,540.11	89.928
Against	1,595,684,478.44	4.202
Abstain	2,229,268,880.72	5.870
TOTAL	37,977,671,899.27	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	33,359,879,895.48	87.841
Against	2,506,585,409.20	6.600
Abstain	2,111,206,594.59	5.559
TOTAL	37,977,671,899.27	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	36,227,611,366.72	95.392
Withheld	1,750,060,532.55	4.608
TOTAL	37,977,671,899.27	100.00
Ralph F. Cox
Affirmative	36,182,850,121.37	95.274
Withheld	1,794,821,777.90	4.726
TOTAL	37,977,671,899.27	100.00
	# of Votes	% of Votes
Phyllis Burke Davis
Affirmative	36,151,180,469.12	95.191
Withheld	1,826,491,430.15	4.809
TOTAL	37,977,671,899.27	100.00
Robert M. Gates
Affirmative	36,207,443,324.51	95.339
Withheld	1,770,228,574.76	4.661
TOTAL	37,977,671,899.27	100.00
Abigail P. Johnson
Affirmative	36,153,684,587.30	95.197
Withheld	1,823,987,311.97	4.803
TOTAL	37,977,671,899.27	100.00
Edward C. Johnson 3d
Affirmative	36,146,668,992.04	95.179
Withheld	1,831,002,907.23	4.821
TOTAL	37,977,671,899.27	100.00
Donald J. Kirk
Affirmative	36,212,215,628.07	95.351
Withheld	1,765,456,271.20	4.649
TOTAL	37,977,671,899.27	100.00
Marie L. Knowles
Affirmative	36,228,946,938.21	95.395
Withheld	1,748,724,961.06	4.605
TOTAL	37,977,671,899.27	100.00
Ned C. Lautenbach
Affirmative	36,247,557,672.80	95.444
Withheld	1,730,114,226.47	4.556
TOTAL	37,977,671,899.27	100.00
Peter S. Lynch
Affirmative	36,238,626,074.48	95.421
Withheld	1,739,045,824.79	4.579
TOTAL	37,977,671,899.27	100.00
*Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Marvin L. Mann
Affirmative	36,208,314,198.20	95.341
Withheld	1,769,357,701.07	4.659
TOTAL	37,977,671,899.27	100.00
William O. McCoy
Affirmative	36,216,504,381.47	95.371
Withheld	1,758,167,517.80	4.629
TOTAL	37,977,671,899.27	100.00
William S. Stavropoulos
Affirmative	36,124,608,895.89	95.121
Withheld	1,853,063,003.38	4.879
TOTAL	37,977,671,899.27	100.00

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

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(U.K.) Inc.

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(Far East) Inc.

Fidelity Investments Japan Limited

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Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

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JPMorgan Chase Bank

New York, NY

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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